June 30, 2000

                                                                       Evergreen

                                                                    Equity Funds
                                                                   Annual Report

                                                     Evergreen Equity Index Fund
                                                   Evergreen Special Equity Fund



[LOGO OF EVERGREEN FUNDS]                       [MUTUAL FUND SERVICE AWARD SEAL]

                               Table of Contents

Letter to Shareholders .................................................      1

Evergreen Equity Index Fund
(Formerly, Select Equity Index Fund)

   Fund at a Glance ....................................................      2

   Portfolio Manager Commentary ........................................      3

Evergreen Special Equity Fund
(Formerly, Select Special Equity Fund)

   Fund at a Glance ....................................................      5

   Portfolio Manager Commentary ........................................      6

Financial Highlights

   Evergreen Equity Index Fund .........................................      9

   Evergreen Special Equity Fund .......................................     12

Schedule of Investments

   Evergreen Equity Index Fund..........................................     16

   Evergreen Special Equity Fund........................................     32

Combined Notes to Schedules of Investments .............................     39

Statements of Assets and Liabilities ...................................     40

Statements of Operations ...............................................     41

Statements of Changes in Net Assets ....................................     42

Combined Notes to Financial Statements .................................     44

Independent Auditors' Report ...........................................     52

Additional Information .................................................     53

                                Evergreen Funds

Evergreen Funds is one of the nation's fastest growing investment companies with approximately $80 billion in assets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.


   Mutual Funds:   NOT FDIC INSURED    MAY LOSE VALUE    NOT BANK GUARANTEED

                          Evergreen Distributor, Inc.
  Evergreen Funds(SM) is a service mark of Evergreen Investment Services, Inc.

                            Letter to Shareholders
                            ----------------------
                                  August 2000


[PHOTO]

William M. Ennis

[PHOTO]

Dennis Ferro

Dear Evergreen Shareholders,

We are pleased to provide the Evergreen Equity Funds annual report, which covers the twelve month period ended June 30, 2000.

U.S. Markets Experience Volatility

During the past twelve months, U.S. equity markets experienced significant ups and downs. Technology, communications and biotechnology stocks reigned supreme for most of the period only to undergo a volatile environment during the last three months of the period. While these sectors have experienced sharp corrections, they remain favored sectors.

The Federal Reserve Board increased interest rates six times during the twelve-month period resulting in the highest Fed funds rate since May 1995. Normally, the tightening of the money supply would curtail consumer spending, however, investors in stocks and equity funds seemed to be ignoring the Federal Reserve Board's actions to insulate the economy from the threat of inflation.

Despite the recent volatility, the threat of inflation and the Federal Reserve's response to it, investors remain positive about the U.S. economy and the long-term potential of the U.S. markets. At Evergreen, we believe the economy is still fundamentally strong and that the Federal Reserve Board will continue to act aggressively to contain inflation. We remain cautiously optimistic about continued growth in the markets.


Website Enhancements

Please visit our enhanced website,evergreen-funds.com, for more information about Evergreen Funds. The site offers an array of helpful information including an investment education center, interactive calculators to assist your investment planning and general information about Evergreen Funds.

We believe that sound investing is about taking steps to meet your long-term financial needs and goals. We remind you to take advantage of your financial advisor's expertise to develop and refine a financial plan that will enable you to meet your objectives. Evergreen Funds offers a broad mix of stock, bond and money market funds that should assist you in choosing the most appropriate for your portfolio.

Thank you for your continued investment in Evergreen Funds.

Sincerely,

/s/ William M. Ennis

William M. Ennis
President and CEO
Evergreen Investment Company, Inc.

/s/ Dennis H. Ferro,

Dennis Ferro,
CFA Managing Director
Chief Investment Officer
First Capital Group, FUNB

                                    EVERGREEN                    (formerly
                              Equity Index Fund                  Select Equity
                      Fund at a Glance as of June 30, 2000       Index Fund)

--------------------------------------------------------------------------------
                                PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                  Philosophy

Evergreen Equity Index Fund seeks investment results that achieve price and yield performance similar to the Standard & Poor's 500 Index.


                                    Process

The Fund invests only in stocks represented in the S&P 500 Index. The Fund's cash position is invested in index futures to minimize tracking errors. Portfolio turnover is minimal and is the result of index compositional changes.


                                   Benchmark

Standard & Poor's 500 Index (S&P 500)

1Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A, B, and C prior to their inception is based on the performance of (1) the Fund's Class I Shares from 7/27/1998 to the inception of Classes A, B, and C (2) the Class Y Shares of the Fund's predecessor, CoreFund Equity Index Fund, from 6/1/1991 through 7/27/1998 and (3) the Class Y Shares of the Fund's predecessor, Viking Index Fund, from 2/14/1985 through 5/31/1991. These historical returns for Classes A, B, and C have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Neither Class Y nor Class I pay a 12b-1 fee. If these fees had been reflected, returns would have been lower.

Historical performance shown for Class IS prior to its inception is based on the performance of (1) the Class A Shares of the Fund's predecessor CoreFund Equity Index Fund from 10/9/1996 to 7/27/1998 (2) the Class Y Shares of the Fund's predecessor CoreFund Equity Index Fund from 6/1/1991 to 10/8/1996 and (3) the Class Y Shares of the Fund's predecessor Viking Index Fund from 2/14/1985 through 5/31/1991. Performance of Class Y for CoreFund Equity Index and Class Y for Viking Index Fund has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. Class Y pays no 12b-1 fee. If these fees had been reflected, returns would have been lower.

Historical Performance shown for Class I prior to its inception is based on the performance of the Class Y Shares of the Fund's predecessors, Core Fund Equity Index Fund from 6/1/1991 through 7/27/1998 and Viking Index Fund from 2/14/1985 through 5/31/1991.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS1
--------------------------------------------------------------------------------

Portfolio Inception Date:
2/14/1985
                           Class I  Class IS    Class A   Class B       Class C

Class Inception Date     2/14/1985  10/09/1996 11/04/1998  11/03/1998  4/30/1999
Average Annual Returns*
1 year w/ sales charge      n/a        n/a        1.70%     0.97%        3.99%
1 year w/o sales charge     7.02%      6.74%      6.76%     5.95%        5.97%
5 years                     23.31%     23.15%     22.00%    22.72%       23.02%
10 years                    17.09%     17.01%     16.47%    16.89%       16.95%
Maximum Sales Charge                              4.75%     5.00%        2.00%
                            n/a        n/a        Front     CDSC         CDSC
                                                   End
12-month income
dividends per share         0.57       0.43       0.43      0.10         0.10
12-month capital gain
distributions per share     0.36       0.36       0.36      0.36         0.36

* Adjusted for maximum applicable sales charge.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------
                                    [GRAPH]

                             [PLOT POINTS TO COME]

Comparison of a $10,000 investment in Evergreen Equity Index Fund, Class A1 shares, S&P 500 and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index and does not include transaction costs associated with buying and selling securities or any mutual fund expenses.
The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.
Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

Class I and IS are institutional shares only and require a minimum initial investment of $1,000,000.

All data is as of June 30, 2000 and subject to change.

                                    EVERGREEN
                               Equity Index Fund
                          Portfolio Manager Commentary

Portfolio Management

Eric M. Teal has managed the Evergreen Equity Index Fund since December 1998. Mr. Teal has been a Vice President and quantitative equity analyst at FUNB since he joined FUNB in September 1993.


[PHOTO]

Eric M. Teal

Performance

For the twelve-month period ended June 30, 2000, the Evergreen Equity Index Fund, Class A shares, had a total return of 6.76%. Return is before the deduction of any applicable sales charges. It tracked the return of its benchmark, the S&P 500, which returned 7.24% for the same period.

                                   Portfolio
                                Characteristics
                                ---------------
                               (as of 6/30/2000)

Total Net Assets                          $897,195,322
Number of Holdings                                 487
P/E Ratio                                        34.8x
Beta                                              1.00

Environment

The U.S. equity market exhibited extreme price volatility as the speculative excesses that built up in the last quarters of 1999 and early 2000 unwound. That volatility had a major impact on the S&P 500. In the first six months of 2000, the S&P 500 had intra-day swings of more than 1% on 95% of its trading days. On more than 60% of its trading days, those intra-day swings exceeded 2%.

Merger and acquisition activity also had a significant impact on the S&P 500, and thus on the Fund. Over the past year, 56 new companies were added to the S&P 500; 25 of those occurred in the past six months. These stocks were also added to the Fund's portfolio. Many of those firms fell within the technology and telecommunications sectors, such as Yahoo!, Broadcom Corp., VERITAS Software, and QUALCOMM. The result is that the S&P 500 has shifted to focus on so-called "New Economy" stocks, a shift mirrored in the Fund's portfolio.

                                 Top 5 Sectors
                                 -------------
                   (as a percentage of 6/30/2000 net assets)

Information Technology                         31.0%
Financials                                     12.5%
Health Care                                    11.6%
Consumer Discretionary                         10.8%
Industrials                                     9.1%

                                    EVERGREEN
                               Equity Index Fund
                          Portfolio Manager Commentary

Strategy

The Fund seeks to achieve price and yield performance that closely aligns with the S&P 500. We use a stratified sampling technique to replicate industry positions versus the benchmark, and minimize the variation in returns between the Fund and the S&P 500. We have improved trading execution, which has enhanced the Fund's returns. With the large amount of index additions and deletions over the past year, we emphasized completing those actions in the most timely and cost effective manner. Close risk monitoring has also aided performance. The Fund is fully invested at all times, and we rebalance the Fund daily to ensure consistency with the S&P 500.

                                Top 10 Holdings
                                ---------------
                   (as a percentage of 6/30/2000 net assets)

General Electric Co.                                           4.1%
Intel Corp.                                                    3.5%
Cisco Systems, Inc.                                            3.4%
Microsoft Corp.                                                3.3%
Pfizer, Inc.                                                   2.4%
Exxon Mobil Corp.                                              2.1%
Wal-Mart Stores, Inc.                                          2.0%
Oracle Systems Corp.                                           1.9%
Citigroup, Inc.                                                1.6%
Nortel Networks, Corp.                                         1.6%

Outlook

Recent economic data suggest that Gross Domestic Product growth may finally be cooling. In addition, uncertainty about inflation and interest rates seems to be tempering. We expect that tighter monetary policy and a less exuberant equity market will produce a soft landing by 2001. The outlook for equities will be somewhat contingent on the Federal Reserve Board engineering a soft landing for the economy. Overall, we expect earnings to remain strong and supportive of stocks. We believe merger and acquisition activity will continue strong, but may slow from the torrid pace of the last few years and return to more historical levels. However, we expect volatility to continue to increase. Despite that, we remain optimistic on the longer-term outlook for the equity market. The recent market correction has reduced market speculation and moderated the excessive valuations prevailing at the end of March, setting the stage for a broader and more sustainable advance.

We believe the Fund is an attractive opportunity for investors because it is fully diversified and captures all sectors of the economy.

                                    EVERGREEN
            Special Equity Fund (formerly Select Special Equity Fund)
                      Fund at a Glance as of June 30, 2000

--------------------------------------------------------------------------------
                                PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                   Philosophy

Evergreen Special Equity Fund seeks capital growth by investing in companies with small market capitalizations.


                                     Process

The Fund employs a "bottom-up" approach to investing, selecting stocks that have passed a rigorous screening process which employs both qualitative and quantitative analysis. To qualify for investment, a stock must meet high expectations for return potential based on growth, value and momentum factors.



                                    Benchmark

                       Russell 2000 Index (Russell 2000)


1Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A, B and C prior to their inception is based on 1) Class IS from 7/27/1998 to their inception, 2) the performance of the Class A Shares of the Fund's predecessor fund, CoreFund Special Equity Fund, from 2/21/1995 through 7/26/1998 and 3) the original class of shares of the Fund's predecessor fund from 3/15/1994 to 2/20/1995. These historical returns for Classes B and C have not been adjusted to reflect the effect of each class' 12b-1 fees. These fees are 0.25% for Class A and IS, and 1.00% for Classes B and
C. If these fees had been reflected, returns for Classes B and C would have been lower.

Historical performance shown for Class I prior to its inception is based on the performance of the Class Y Shares of the Fund's predecessor fund, CoreFund Special Equity Fund. Historical performance shown for Class IS prior to its inception is based on the performance of the Class A Shares of the Fund's predecessor fund, CoreFund Special Equity Fund, and reflects the same 0.25% 12b-1 fee applicable to Class IS. Class I does not pay a 12b-1 fee.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

--------------------------------------------------------------------------------
PERFORMANCE AND RETURNS1
--------------------------------------------------------------------------------

Portfolio Inception Date:
3/15/1994                  Class I   Class IS   Class A      Class B    Class C
Class Inception Date      3/15/1994  3/15/1994  8/30/1999   8/30/1999  8/30/1999
Average Annual Returns*
1 year w/ sales charge      n/a        n/a       24.26%      24.88%     27.82%
1 year w/o sales charge     30.89%     30.70%    30.45%      29.79%     29.79%
5 years                     27.82%     27.52%    26.24%      27.19%     27.34%
Since Portfolio Inception   22.53%     22.31%    21.33%      22.17%     22.17%
Maximum Sales Charge                             4.75%       5.00%      2.00%
                            n/a        n/a       Front       CDSC       CDSC
                                                 End
12-month capital gain
distributions per share    $2.19      $2.19     $2.19       $2.19      $2.19

* Adjusted for maximum applicable sales charge.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]
                             [PLOT POINTS TO COME]

Comparison of a $10,000 investment in Evergreen Special Equity Fund, Class A shares1, versus a similar investment in the Russell 2000 and the Consumer Price Index (CPI).

The Russell 2000 is an unmanaged market index and does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Small capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

Class I and IS are institutional shares only and require a minimum initial investment of $1,000,000.

All data is as of June 30, 2000 and subject to change.

                                    EVERGREEN
                              Special Equity Fund
                          Portfolio Manager Commentary

Portfolio Management

Timothy M. Stevenson, CFA, Eric M. Teal and Jay Zelko have co-managed the Evergreen Special Equity Fund since October 1999. The team chooses companies which they expect will experience growth in earnings and price.

            [PHOTO]                              [PHOTO]

    Timothy M. Stevenson, CFA                  Eric M. Teal






                                   [PHOTO]

                                  Jay Zelko

Performance

For the twelve-month period ended June 30, 2000, Evergreen Special Equity Fund Class A Shares returned 31.20%. Return is before the deduction of any applicable sales charges. The benchmark Russell 2000 Index returned 14.32% for the same period. Good stock selection within the technology sector throughout the period, a strong IPO market in the fourth calendar quarter of 1999, and an aggressive stance in the brokerage services industry contributed greatly to the Fund's performance.

                                   Portfolio
                                Characteristics
                                ---------------
                               (as of 6/30/2000)

Total Net Assets                                       $302,038,147
Number of Holdings                                              152
P/E Ratio                                                     18.8x
Beta                                                           1.14

Environment

During the last six months of 1999, the fast-growing internet and related technology industries provided rewarding areas for investment, while value stocks lagged significantly. The scenario changed in 2000. Small-capitalization stocks were particularly volatile in the first six months, led by "New Economy" stocks such as internet and software companies, and other firms that had strong momentum characteristics at the end of 1999. Even "Old Economy" stocks were not immune from volatility. However, some sectors rallied in response to strong earnings growth. Notable among them was the energy sector, which was driven to new highs by rising oil and gas prices, before succumbing to concerns about a slowdown in global demand stemming from monetary tightening by the Federal Reserve Board. Biotechnology stocks were strong performers, as investor optimism grew over the prospects for human gene mapping.

                                    EVERGREEN
                               Special Equity Fund
                          Portfolio Manager Commentary

                                 Top 5 Sectors
                                 -------------
                   (as a percentage of 6/30/2000 net assets)

Information Technology                                           27.5%
Consumer Discretionary                                           14.3%
Financials                                                       12.2%
Industrials                                                      11.5%
Health Care                                                      10.9%

Strategy

Our exposure to internet-related companies and wireless providers aided the Fund's performance in the last half of 1999. However, as we entered the month of December and saw buying momentum wane, we began to reduce those positions. We remained optimistic about the outlook for technology companies, but saw greater relative attractiveness in other areas. Those moves resulted in an under-weighting of internet and software stocks and an emphasis on semiconductor issues, which proved a good decision in light of the pullback from many technology firms. Still, we had standout performers in the semiconductor sector, including Elantec Semiconductor and Trimble Navigation.

We remained over-weighted in the industrial and energy sectors throughout the year which benefited the Fund's performance. Standout holdings included Hanover Compressor, Mark IV Industries, Stone Energy, and Western Gas Resources. Some of these issues were subject to profit-taking in June, tempering their gains.

An under-weighting in financial companies in 1999 benefited our results. However, at the end of the first six months of the period, changing trends led us to add new names in this sector, including Imperial Bancorp. and Dain Rauscher Corp. Unfortunately, a slowdown in IPO activity and a broad-based uncertainty pervading the market caused more aggressive securities brokerage firms, such as Dain Rauscher, Southwest Securities, and National Discount Brokers to be unusually volatile.

Within the pharmaceutical industry, we did hold exciting biotechnology firms such as Transkaryotic. However, as investors focused on companies involved in gene mapping enterprises, some of our other holdings proved to be laggards, including Guilford Pharmaceuticals and Supergen.

Finally, one of our good-performing telephone stocks from past quarters, Nextlink Communications, turned into a poor performer.

We made adjustments to the portfolio due to the pending changes in the composition of our benchmark, the Russell 2000 Index. The reconfigured index will contain lower weightings in technology and health care and higher weightings in financials and consumer cyclicals. Additionally, the median market cap will decline slightly. While changes in the Russell 2000 do not affect our underlying stock selection discipline, they do affect our perspective on risk when we buy new holdings for the portfolio.

                                Top 10 Holdings
                                ---------------
                   (as a percentage of 6/30/2000 net assets)

Peregrine Systems, Inc.                                          1.8%
Hanover Compressor Co.                                           1.6%
Dain Rauscher Corp.                                              1.6%
American Capital Strategies, Ltd.                                1.6%
Nabors Industries, Inc.                                          1.5%
Imperial Bancorp                                                 1.4%
Newfield Exploration Co.                                         1.4%
Mercury Interactive Corp.                                        1.3%
Michaels Stores, Inc.                                            1.3%
Circle International Group, Inc.                                 1.2%

                                    EVERGREEN
                              Special Equity Fund
                          Portfolio Manager Commentary

Outlook

We do not expect a significant slowdown in growth in the third quarter of 2000, and thus do not expect a flight to quality from small-cap stocks to more liquid, large-cap issues. Therefore, smaller stocks should fare well, given their improving earnings outlook and the information technology boom.

Within the technology sector, we believe that exceptional earnings growth will sustain strong price appreciation in the months ahead, despite relatively high stock valuations. Given the productivity-enhancing benefits of technology products, many businesses must invest heavily in technology to remain competitive in the global marketplace. While such investments may not be immune to macroeconomic conditions, demand for faster and better technology should remain healthy. Many of the Fund's holdings are positioned to benefit from these trends.

Opportunities for earnings growth and price appreciation extend beyond the technology field. Many smaller companies have carved out profitable niches within their industries that may ultimately translate into higher stock prices. We believe that merger/acquisition activity will become a more important force in the market, as larger competitors buy smaller firms to bolster their future earnings growth. The Fund does not search for acquisition candidates, but anticipates the stock prices of some holdings ultimately will be beneficiaries of takeover activity.

                                   EVERGREEN                      (formerly,
                               Equity Index Fund                  Evergreen
                              Financial Highlights                Select
                (For a share outstanding throughout each period)  Equity Index
                                                                  Fund)

                                          Year Ended June 30,
                              ------------------------------------------------
                                                                        1996
                                2000    1999 (a)  1998 (a)  1997 (a)   (a)(b)
CLASS I SHARES
Net asset value, beginning
 of period                    $  52.06  $  46.27  $  37.39  $  28.47  $  23.79
                              --------  --------  --------  --------  --------
Income from investment
 operations
Net investment income             0.56      0.54      0.50      0.51      0.51
Net realized and unrealized
 gains on securities and
 futures contracts                3.06      8.85     10.12      9.16      5.47
                              --------  --------  --------  --------  --------
Total from investment
 operations                       3.62      9.39     10.62      9.67      5.98
                              --------  --------  --------  --------  --------
Distributions to
 shareholders from
Net investment income            (0.57)    (0.51)    (0.50)    (0.51)    (0.51)
Net realized gains               (0.36)    (3.09)    (1.24)    (0.24)    (0.79)
                              --------  --------  --------  --------  --------
Total distributions to
 shareholders                    (0.93)    (3.60)    (1.74)    (0.75)    (1.30)
                              --------  --------  --------  --------  --------
Net asset value, end of
 period                       $  54.75  $  52.06  $  46.27  $  37.39  $  28.47
                              --------  --------  --------  --------  --------
Total return                      7.02%    22.03%    29.17%    34.44%    25.69%
Ratios and supplemental data
Net assets, end of period
 (thousands)                  $539,804  $570,864  $315,920  $241,413  $166,350
Ratios to average net assets
 Expenses++                       0.30%     0.30%     0.38%     0.37%     0.35%
 Net investment income            1.04%     1.19%     1.19%     1.63%     1.94%
Portfolio turnover rate             12%       21%       12%       11%       13%

                                               Year Ended June 30,
                                       --------------------------------------
                                                 1999     1998
                                        2000      (a)      (a)    1997 (a)(c)
CLASS IS SHARES
Net asset value, beginning of period   $ 52.04  $ 46.27  $ 37.37    $29.62
                                       -------  -------  -------    ------
Income from investment operations
Net investment income                     0.41     0.45     0.49      0.32
Net realized and unrealized gains on
 securities and futures contracts         3.07     8.81    10.12      8.05
                                       -------  -------  -------    ------
Total from investment operations          3.48     9.26    10.61      8.37
                                       -------  -------  -------    ------
Distributions to shareholders from
Net investment income                    (0.43)   (0.40)   (0.47)    (0.38)
Net realized gains                       (0.36)   (3.09)   (1.24)    (0.24)
                                       -------  -------  -------    ------
Total distributions to shareholders      (0.79)   (3.49)   (1.71)    (0.62)
                                       -------  -------  -------    ------
Net asset value, end of period         $ 54.73  $ 52.04  $ 46.27    $37.37
                                       -------  -------  -------    ------
Total return                              6.74%   21.70%   29.17%    28.58%
Ratios and supplemental data
Net assets, end of period (thousands)  $18,708  $38,051  $11,944    $4,507
Ratios to average net assets
 Expenses++                               0.55%    0.55%    0.38%     0.37%+
 Net investment income                    0.79%    0.95%    1.19%     1.51%+
Portfolio turnover rate                     12%      21%      12%       11%

(a) On July 24, 1998, the assets and liabilities of CoreFund Equity Index Fund ("CoreFund") were acquired by Evergreen Select Equity Index Fund ("Equity Index Fund"). Shareholders of CoreFund, Class A, Class B and Class Y became owners of that number of shares of Equity Index Fund, Class IS, Class IS and Class I, respectively, having an aggregate net asset value equal to the aggregate net asset value of their shares of CoreFund immediately prior to the close of business on July 24, 1998. CoreFund is the accounting survi-vor, its basis of accounting for assets and liabilities and its operating results for the periods prior to July 24, 1998 have been carried forward in these financial statements.
(b) On April 22, 1996, the Class A shares of CoreFund were redesignated as Class Y shares of CoreFund.
(c) For the period from October 9, 1996 (commencement of class operations) to June 30, 1997.
+   Annualized.
++ Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN                      (formerly,
                               Equity Index Fund                  Evergreen
                              Financial Highlights                Select
                (For a share outstanding throughout each period)  Equity Index
                                                                  Fund)

                                                             Year Ended June
                                                                   30,
                                                             ----------------
                                                                       1999
                                                              2000      (a)
CLASS A SHARES
Net asset value, beginning of period                         $ 52.03  $ 45.23
                                                             -------  -------
Income from investment operations
Net investment income                                           0.40     0.29
Net realized and unrealized gains on securities and futures
 contracts                                                      3.09     9.87
                                                             -------  -------
Total from investment operations                                3.49    10.16
                                                             -------  -------
Distributions to shareholders from
Net investment income                                          (0.43)   (0.27)
Net realized gains                                             (0.36)   (3.09)
                                                             -------  -------
Total distributions to shareholders                            (0.79)   (3.36)
                                                             -------  -------
Net asset value, end of period                               $ 54.73  $ 52.03
                                                             -------  -------
Total return*                                                   6.76%   24.08%
Ratios and supplemental data
Net assets, end of period (thousands)                        $79,991  $38,203
Ratios to average net assets
 Expenses++                                                     0.55%    0.55%+
 Net investment income                                          0.78%    0.96%+
Portfolio turnover rate                                           12%      21%

                                                      Year Ended June
                                                            30,
                                                     ------------------
                                                       2000    1999 (b)
CLASS B SHARES
Net asset value, beginning of period                 $  52.00  $  45.26
                                                     --------  --------
Income from investment operations
Net investment income                                    0.03      0.08
Net realized and unrealized gains on securities and
 futures contracts                                       3.05      9.83
                                                     --------  --------
Total from investment operations                         3.08      9.91
                                                     --------  --------
Distributions to shareholders from
Net investment income                                   (0.10)    (0.08)
Net realized gains                                      (0.36)    (3.09)
                                                     --------  --------
Total distributions to shareholders                     (0.46)    (3.17)
                                                     --------  --------
Net asset value, end of period                       $  54.62  $  52.00
                                                     --------  --------
Total return*                                            5.95%    23.44%
Ratios and supplemental data
Net assets, end of period (thousands)                $203,984  $107,334
Ratios to average net assets
 Expenses++                                              1.30%     1.31%+
 Net investment income                                   0.03%     0.21%+
Portfolio turnover rate                                    12%       21%

(a) For the period from November 4, 1998 (commencement of class operations) to June 30, 1999.
(b) For the period from November 3, 1998 (commencement of class operations) to June 30, 1999.
+   Annualized.
++ Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
*   Excluding applicable sales charges.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN                      (formerly,
                               Equity Index Fund                  Evergreen
                              Financial Highlights                Select
                (For a share outstanding throughout each period)  Equity Index
                                                                  Fund)

                                                            Year Ended June 30,
                                                            -------------------
                                                             2000      1999 (a)
CLASS C SHARES
Net asset value, beginning of period                         $ 52.06   $50.95
                                                             -------   ------
Income from investment operations
Net investment income                                           0.06     0.02
Net realized and unrealized gains on securities and futures
 contracts                                                      3.03     1.11
                                                             -------   ------
Total from investment operations                                3.09     1.13
                                                             -------   ------
Distributions to shareholders from
Net investment income                                          (0.10)   (0.02)
Net realized gains                                             (0.36)       0
                                                             -------   ------
Total distributions to shareholders                            (0.46)   (0.02)
                                                             -------   ------
Net asset value, end of period                               $ 54.69   $52.06
                                                             -------   ------
Total return*                                                   5.97%    2.22%
Ratios and supplemental data
Net assets, end of period (thousands)                        $54,707   $3,489
Ratios to average net assets
 Expenses++                                                     1.31%    1.31%+
 Net investment income                                          0.01%    0.27%+
Portfolio turnover rate                                           12%      21%

(a) For the period from April 30, 1999 (commencement of class operations) to June 30, 1999.
+   Annualized.
++ Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
*   Excluding applicable sales charges.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN                      (formerly,
                              Special Equity Fund                 Evergreen
                              Financial Highlights                Select
                (For a share outstanding throughout each period)  Special
                                                                  Equity Fund)

                                Year Ended June 30,                 Period Ended   Year Ended
                         ---------------------------------------      June 30,     October 31,
                           2000     1999 (e)    1998      1997    1996 (b) (c) (d)  1995 (a)
CLASS I SHARES
Net asset value,
 beginning of period     $  14.20   $  11.25   $ 11.27   $ 11.86      $ 11.42        $  9.37
                         --------   --------   -------   -------      -------        -------
Income from investment
 operations
Net investment income
 or loss                    (0.05)     (0.02)    (0.05)     0.02         0.07           0.12
Net realized and
 unrealized gains or
 losses
 on securities               3.96       4.15      1.52      1.81         2.13           2.12
                         --------   --------   -------   -------      -------        -------
Total from investment
 operations                  3.91       4.13      1.47      1.83         2.20           2.24
                         --------   --------   -------   -------      -------        -------
Distributions to
 shareholders from
Net investment income           0          0         0     (0.03)       (0.07)         (0.12)
Net realized gains          (2.19)     (1.18)    (1.49)    (2.39)       (1.69)         (0.07)
                         --------   --------   -------   -------      -------        -------
Total distributions to
 shareholders               (2.19)     (1.18)    (1.49)    (2.42)       (1.76)         (0.19)
                         --------   --------   -------   -------      -------        -------
Net asset value, end of
 period                  $  15.92   $  14.20   $ 11.25   $ 11.27      $ 11.86        $ 11.42
                         --------   --------   -------   -------      -------        -------
Total return                30.89%     42.02%    14.23%    17.94%       22.27%         24.44%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $192,146   $116,966   $73,981   $71,980      $63,680        $57,396
Ratios to average net
 assets
 Expenses++                  1.05%      1.06%     1.10%     0.84%        0.34%+         0.32%
 Net investment income
  or loss                   (0.35%)    (0.36%)   (0.48%)    0.19%        0.94%+         1.14%
Portfolio turnover rate       172%        99%       62%       74%          72%           129%

(a) On February 21, 1995, the shares of the Fund were redesignated as either Retail or Institutional Shares. On that date, the Fund's net investment in-come, expenses and distributions for the period November 1, 1994 through February 20, 1995 were allocated to each class of shares. The basis for the allocation was the relative net assets of each class of shares as of Febru-ary 21, 1995. The results were combined with the results of operations and distributions for each applicable class for the period February 21, 1995 through October 31, 1995. For the year ended October 31, 1995, the Finan-cial Highlights' reflect this allocation.
(b) For the period from November 1, 1995 to June 30, 1996. The Fund changed its fiscal year end from October 31 to June 30, effective June 30, 1996.
(c) On April 15, 1996, the Conestoga Special Equity Fund was acquired by the CoreFund Special Equity Fund ("CoreFund").
(d) On April 15, 1996, the Institutional Class shares of the CoreFund were ex-changed for Class Y shares and the Retail Class shares of the CoreFund were exchanged for Class A shares of the CoreFund.
(e) On July 24, 1998, the assets and certain liabilities of CoreFund were ac-quired by Evergreen Select Special Equity Fund ("Special Equity Fund"). Shareholders of CoreFund Class Y became owners of that number of shares of Special Equity Fund, Class I, having an aggregate net asset value equal to the aggregate net asset value of their shares of CoreFund immediately prior to the close of business on July 24, 1998. CoreFund is the accounting sur-vivor, its basis of accounting for assets and liabilities and its operating results for the periods prior to July 24, 1998 have been carried forward in these financial statements.
+   Annualized.
++ Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN                (Formerly, Evergreen
                              Special Equity Fund            Select Special
                              Financial Highlights           Equity Fund)
                (For a share outstanding throughout each period)

                              Year Ended June 30,               Period Ended   Year Ended
                         ----------------------------------       June 30,     October 31,
                          2000    1999 (e)   1998     1997    1996 (b) (c) (d)  1995 (a)
CLASS IS SHARES
Net asset value,
 beginning of period     $14.05    $11.18   $11.25   $11.85        $11.42        $ 9.37
                         ------    ------   ------   ------        ------        ------
Income from investment
 operations
Net investment income
 or loss                  (0.10)    (0.06)   (0.10)       0          0.08          0.12
Net realized and
 unrealized gains or
 losses on securities      3.94      4.11     1.52     1.81          2.11          2.12
                         ------    ------   ------   ------        ------        ------
Total from investment
 operations                3.84      4.05     1.42     1.81          2.19          2.24
                         ------    ------   ------   ------        ------        ------
Distributions to
 shareholders from
Net investment income         0         0        0    (0.02)        (0.07)        (0.12)
Net realized gains        (2.19)    (1.18)   (1.49)   (2.39)        (1.69)        (0.07)
                         ------    ------   ------   ------        ------        ------
Total distributions to
 shareholders             (2.19)    (1.18)   (1.49)   (2.41)        (1.76)        (0.19)
                         ------    ------   ------   ------        ------        ------
Net asset value, end of
 period                  $15.70    $14.05   $11.18   $11.25        $11.85        $11.42
                         ------    ------   ------   ------        ------        ------
Total return              30.70%    41.55%   13.78%   17.73%        22.14%        24.44%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $7,835    $4,043   $2,981   $2,347        $1,144        $  734
Ratios to average net
 assets
 Expenses++                1.30%     1.31%    1.35%    1.14%         0.37%+        0.27%
 Net investment income
  or loss                 (0.61%)   (0.61%)  (0.73%)  (0.12%)        0.91%+        1.29%
Portfolio turnover rate     172%       99%      62%      74%           72%          129%

(a) On February 21, 1995, the shares of the Fund were redesignated as either Retail or Institutional Shares. On that date, the Fund's net investment in-come, expenses and distributions for the period November 1, 1994 through February 20, 1995 were allocated to each class of shares. The basis for the allocation was the relative net assets of each class of shares as of Febru-ary 21, 1995. The results were combined with the results of operations and distributions for each applicable class for the period February 21, 1995 through October 31, 1995. For the year ended October 31, 1995, the Finan-cial Highlights' reflect this allocation.
(b) For the period from November 1, 1995 to June 30, 1996. The Fund changed its fiscal year end from October 31 to June 30, effective June 30, 1996.
(c) On April 15, 1996, the Conestoga Special Equity Fund was acquired by the CoreFund Special Equity Fund ("CoreFund").
(d) On April 15, 1996, the Institutional Class shares of the CoreFund were ex-changed for Class Y shares and the Retail Class shares of the CoreFund were exchanged for Class A shares of the CoreFund.
(e) On July 24, 1998, the assets and certain liabilities of CoreFund were ac-quired by Evergreen Select Special Equity Fund ("Special Equity Fund"). Shareholders of CoreFund Class A and Class B became owners of that number of shares of Special Equity Fund, Class IS, having an aggregate net asset value equal to the aggregate net asset value of their shares of CoreFund immediately prior to the close of business on July 24, 1998. CoreFund is the accounting survivor, its basis of accounting for assets and liabilities and its operating results for the periods prior to July 24, 1998 have been carried forward in these financial statements.
+   Annualized.
++ Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN                      (formerly,
                              Special Equity Fund                 Evergreen
                              Financial Highlights                Select
                (For a share outstanding throughout each period)  Special
                                                                  Equity Fund)

                                                   Period Ended
                                                 June 30, 2000 (a)
CLASS A SHARES
Net asset value, beginning of period                  $ 13.97
                                                      -------
Income from investment operations
Net investment loss                                     (0.04)
Net realized and unrealized gains on securities          3.93
                                                      -------
Total from investment operations                         3.89
                                                      -------
Distributions to shareholders from
Net realized gains                                      (2.19)
                                                      -------
Total distributions to shareholders                     (2.19)
                                                      -------
Net asset value, end of period                        $ 15.67
                                                      -------
Total return*                                           31.20%
Ratios and supplemental data
Net assets, end of period (thousands)                 $35,390
Ratios to average net assets
 Expenses++                                              1.31%+
 Net investment loss                                    (0.61%)+
Portfolio turnover rate                                   172%

                                                   Period Ended
                                                 June 30, 2000 (a)
CLASS B SHARES
Net asset value, beginning of period                  $ 13.97
                                                      -------
Income from investment operations
Net investment loss                                     (0.08)
Net realized and unrealized gains on securities          3.89
                                                      -------
Total from investment operations                         3.81
                                                      -------
Distributions to shareholders from
Net realized gains                                      (2.19)
                                                      -------
Total distributions to shareholders                     (2.19)
                                                      -------
Net asset value, end of period                        $ 15.59
                                                      -------
Total return*                                           30.54%
Ratios and supplemental data
Net assets, end of period (thousands)                 $40,898
Ratios to average net assets
 Expenses++                                              2.06%+
 Net investment loss                                    (1.36%)+
Portfolio turnover rate                                   172%

(a) For the period from August 30, 1999 (commencement of class operations) to June 30, 2000.
+   Annualized.
++ Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
*   Excluding applicable sales charges.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN                      (formerly,
                              Special Equity Fund                 Evergreen
                              Financial Highlights                Select
                (For a share outstanding throughout each period)  Special
                                                                  Equity Fund)

                                                   Period Ended
                                                 June 30, 2000 (a)
CLASS C SHARES
Net asset value, beginning of period                  $ 13.97
                                                      -------
Income from investment operations
Net investment loss                                     (0.09)
Net realized and unrealized gains on securities          3.90
                                                      -------
Total from investment operations                         3.81
                                                      -------
Distributions to shareholders from
Net realized gains                                      (2.19)
                                                      -------
Total distributions to shareholders                     (2.19)
                                                      -------
Net asset value, end of period                        $ 15.59
                                                      -------
Total return*                                           30.53%
Ratios and supplemental data

Net assets, end of period (thousands)                 $25,769

Ratios to average net assets
 Expenses++                                              2.06%+
 Net investment loss                                    (1.36%)+
Portfolio turnover rate                                   172%

(a) For the period from August 30, 1999 (commencement of class operations) to June 30, 2000.
+   Annualized.
++ Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
*   Excluding applicable sales charges.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN                      (formerly,
                               Equity Index Fund                  Evergreen
                            Schedule of Investments               Select
                                 June 30, 2000                    Equity Index
                                                                  Fund)

                                                      Shares       Value

COMMON STOCKS - 97.4%
CONSUMER DISCRETIONARY - 10.8%
Auto Components - 0.3%
  Cooper Tire & Rubber Co. ........................      11,200 $    124,600
  Dana Corp. #.....................................       9,913      210,032
  Delphi Automotive Systems Corp. .................      40,915      595,825
  Eaton Corp. .....................................       4,400      294,800
  Genuine Parts Co. #..............................      11,900      238,000
  Goodyear Tire & Rubber Co. ......................      11,280      225,600
  Johnson Controls, Inc. #.........................       5,000      256,562
  TRW, Inc. .......................................       8,000      347,000
  Visteon Corp. ...................................      11,103      134,624
                                                                ------------
                                                                   2,427,043
                                                                ------------
Automobiles - 0.8%
  Ford Motor Co. ..................................      84,800    3,646,400
  General Motors Corp. ............................      38,800    2,252,825
  Harley-Davidson, Inc. ...........................      21,200      816,200
                                                                ------------
                                                                   6,715,425
                                                                ------------
Distributors - 0.0%
  W.W. Grainger, Inc. #............................       6,000      184,875
                                                                ------------
Hotels, Restaurants & Leisure - 0.7%
  Carnival Corp., Class A..........................      42,000      819,000
  Darden Restaurants, Inc. ........................       9,000      146,250
  Harrahs Entertainment, Inc. *....................      10,300      215,656
  Hilton Hotels Corp. .............................      31,300      293,437
  Marriott International, Inc., Class A #..........      15,400      555,362
  McDonald's Corp. ................................      92,500    3,046,719
  Starbucks Corp. *#...............................      12,900      492,619
  Tricon Global Restaurants, Inc. *................      11,000      310,750
  Wendy's International, Inc. .....................      11,800      210,188
                                                                ------------
                                                                   6,089,981
                                                                ------------
Household Durables - 0.3%
  Black & Decker Corp. #...........................       5,900      231,944
  Centex Corp. ....................................      10,100      237,350
  Kaufman & Broad Home Corp. ......................       4,400       87,175
  Leggett & Platt, Inc. #..........................       8,800      145,200
  Maytag Corp. ....................................       5,900      217,562
  Newell Rubbermaid, Inc. .........................      18,191      468,418
  Pulte Corp. .....................................       4,400       95,150
  Snap-on, Inc. #..................................       1,000       26,625
  Stanley Works #..................................       6,600      156,750
  Tupperware Corp. #...............................      15,300      336,600
  Whirlpool Corp. .................................       5,600      261,100
                                                                ------------
                                                                   2,263,874
                                                                ------------

                                   EVERGREEN                      (formerly,
                               Equity Index Fund                  Evergreen
                      Schedule of Investments (continued)         Select
                                June 30, 2000                     Equity Index
                                                                  Fund)



                                                         Shares       Value

COMMON STOCKS - continued
CONSUMER DISCRETIONARY - continued
Leisure Equipment & Products - 0.2%
  Brunswick Corp. ....................................      14,700 $    243,469
  Eastman Kodak Co. ..................................      20,700    1,231,650
  Hasbro, Inc. .......................................      11,900      179,244
  Mattel, Inc. .......................................      25,850      340,897
  Polaroid Corp. .....................................       1,000       18,062
                                                                   ------------
                                                                      2,013,322
                                                                   ------------
Media - 3.8%
  Clear Channel Communications, Inc. *#...............      23,000    1,725,000
  Comcast Corp., Class A..............................      63,200    2,559,600
  Disney (Walt) Co. ..................................     144,078    5,592,027
  Dow Jones & Co., Inc. ..............................       6,200      454,150
  Gannett Co., Inc. ..................................      18,300    1,094,569
  Harcourt General, Inc. #............................       3,600      195,750
  Interpublic Group of Companies, Inc. ...............      19,700      847,100
  Knight-Ridder, Inc. #...............................       7,100      377,631
  MediaOne Group, Inc. *..............................      44,200    2,922,725
  New York Times Co., Class A.........................      12,200      481,900
  Omnicom Group, Inc. ................................      11,800    1,050,938
  Seagram Co., Ltd. #.................................      31,600    1,832,800
  Time Warner, Inc. #.................................      90,600    6,885,600
  Tribune Co. ........................................      19,900      696,500
  Viacom, Inc., Class B...............................     108,768    7,416,618
  Young & Rubicam, Inc. ..............................       4,900      280,219
                                                                   ------------
                                                                     34,413,127
                                                                   ------------
Multi-line Retail - 2.8%
  Consolidated Stores Corp. *#........................      12,200      146,400
  Costco Wholesale Corp. *............................      33,600    1,108,800
  Dillards, Inc., Class A.............................      10,100      123,725
  Dollar General Corp. ...............................      19,281      375,980
  Federated Department Stores, Inc. *#................      13,400      452,250
  J.C. Penney Co., Inc. #.............................      18,300      337,406
  Kmart Corp. *.......................................      34,750      236,734
  Kohl's Corp. *......................................      22,900    1,273,812
  May Deptartment Stores Co. .........................      25,800      619,200
  Sears, Roebuck & Co. #..............................      25,900      844,988
  Target Corp. .......................................      30,300    1,757,400
  Wal-Mart Stores, Inc. ..............................     312,890   18,030,286
                                                                   ------------
                                                                     25,306,981
                                                                   ------------
Specialty Retail - 1.8%
  Autozone, Inc. *....................................       8,700      191,400
  Bed Bath & Beyond, Inc. *...........................       9,100      329,875

                                   EVERGREEN                      (formerly,
                               Equity Index Fund                  Evergreen
                       Schedule of Investments(continued)         Select
                                 June 30, 2000                    Equity Index
                                                                  Fund)

                                                         Shares       Value

COMMON STOCKS - continued
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
  Best Buy Co., Inc. *................................      14,300 $    904,475
  Circuit City Stores, Inc. ..........................      15,100      501,131
  Gap, Inc. ..........................................      61,800    1,931,250
  Home Depot, Inc. ...................................     161,897    8,084,731
  Limited, Inc. #.....................................      28,188      609,566
  Lowe's Companies, Inc. .............................      27,600    1,133,325
  Nordstrom, Inc. ....................................       8,800      212,300
  Office Depot, Inc. *#...............................      24,100      150,625
  RadioShack Corp. ...................................      13,000      615,875
  Staples, Inc. *.....................................      32,450      498,919
  Tiffany & Co. #.....................................       4,200      283,500
  TJX Co., Inc. ......................................      19,700      369,375
  Toys "R" Us, Inc. *#................................      10,000      145,625
                                                                   ------------
                                                                     15,961,972
                                                                   ------------
Textiles & Apparel - 0.1%
  Nike, Inc., Class B.................................      18,600      740,513
  Russell Corp. ......................................       3,100       62,000
  Springs Industries, Inc. ...........................       7,100      228,531
  V.F. Corp. #........................................       7,900      188,119
                                                                   ------------
                                                                      1,219,163
                                                                   ------------
CONSUMER STAPLES - 6.3%
Beverages - 2.0%
  Adolph Coors Co. #..................................       3,500      211,750
  Anheuser Busch Cos., Inc. ..........................      32,700    2,442,281
  Brown Forman Corp., Class B.........................       3,700      198,875
  Coca Cola Co. #.....................................     173,310    9,954,493
  Coca Cola Enterprises, Inc. ........................      28,800      469,800
  Pepsico, Inc. ......................................     102,800    4,568,175
                                                                   ------------
                                                                     17,845,374
                                                                   ------------
Food & Drug Retailing - 0.9%
  Albertsons, Inc. ...................................      31,895    1,060,509
  CVS Corp. ..........................................      26,200    1,048,000
  Great Atlantic & Pacific Tea, Inc. .................       6,500      108,063
  Kroger Co. *........................................      54,500    1,202,406
  Rite Aid Corp. #....................................      20,900      137,156
  Safeway, Inc. *.....................................      34,100    1,538,762
  SYSCO Corp. ........................................      23,800    1,002,575
  Walgreen Co. .......................................      72,800    2,343,250
  Winn Dixie Stores, Inc. #...........................       1,900       27,194
                                                                   ------------
                                                                      8,467,915
                                                                   ------------

                                   EVERGREEN                      (formerly,
                               Equity Index Fund                  Evergreen
                       Schedule of Investments(continued)         Select
                                 June 30, 2000                    Equity Index
                                                                  Fund)

                                                         Shares       Value

COMMON STOCKS - continued
CONSUMER STAPLES - continued
Food Products - 1.3%
  Archer Daniels Midland Co. .........................      40,272 $    395,169
  Bestfoods #.........................................      19,000    1,315,750
  Campbell Soup Co. ..................................      31,800      926,175
  Conagra, Inc. #.....................................      31,800      606,188
  General Mills, Inc. ................................      20,800      795,600
  H.J. Heinz Co. #....................................      23,450    1,025,937
  Hershey Foods Corp. ................................      11,100      538,350
  Kellogg Co. #.......................................      26,300      782,425
  Nabisco Group Holding Corp. ........................      24,000      622,500
  Quaker Oats Co. ....................................       9,000      676,125
  Ralston Purina Co. .................................      22,700      452,581
  Sara Lee Corp. .....................................      55,100    1,064,119
  Unilever NV #.......................................      41,575    1,787,725
  Wrigley (W.M.) Junior Co. #.........................       8,100      649,519
                                                                   ------------
                                                                     11,638,163
                                                                   ------------
Health Care Equipment & Supplies - 0.0%
  SuperValu, Inc. ....................................       9,800      186,813
                                                                   ------------
Household Products - 0.6%
  American Greetings Corp., Class A...................       1,000       19,000
  Procter & Gamble Co. ...............................      93,900    5,375,775
                                                                   ------------
                                                                      5,394,775
                                                                   ------------
Personal Products - 1.0%
  Alberto Culver Co., Class B #.......................       1,000       30,563
  Avon Products, Inc. #...............................      17,000      756,500
  Clorox Co. #........................................      15,800      708,037
  Colgate-Palmolive Co. ..............................      41,384    2,477,867
  Gillette Co. .......................................      75,000    2,620,312
  International Flavours & Fragrances, Inc. ..........       1,000       30,188
  Kimberly-Clark Corp. ...............................      38,804    2,226,379
                                                                   ------------
                                                                      8,849,846
                                                                   ------------
Tobacco - 0.5%
  Philip Morris Cos., Inc. ...........................     163,900    4,353,594
  UST, Inc. ..........................................      10,400      152,750
                                                                   ------------
                                                                      4,506,344
                                                                   ------------
ENERGY - 5.3%
Energy Equipment & Services - 0.7%
  Baker Hughes, Inc. .................................      21,000      672,000
  Halliburton Co. #...................................      30,400    1,434,500
  Rowan Companies, Inc. *.............................      11,600      352,350

                                   EVERGREEN                      (formerly,
                               Equity Index Fund                  Evergreen
                       Schedule of Investments(continued)         Select
                                 June 30, 2000                    Equity Index
                                                                  Fund)

                                                         Shares       Value

COMMON STOCKS - continued
ENERGY - continued
Energy Equipment & Services - continued
  Schlumberger, Ltd. #................................      38,400 $  2,865,600
  Transocean Sedco Forex, Inc. .......................      14,685      784,729
                                                                   ------------
                                                                      6,109,179
                                                                   ------------
Oil & Gas - 4.6%
  Amerada Hess Corp. .................................       6,000      370,500
  Anadarko Petroleum Corp. #..........................       9,700      478,331
  Apache Corp. .......................................       8,500      499,906
  Ashland, Inc. ......................................       3,900      136,744
  Burlington Resources, Inc. .........................      14,900      569,925
  Chevron Corp. ......................................      46,600    3,952,262
  Conoco, Inc., Class B...............................      42,062    1,033,148
  Exxon Mobil Corp. ..................................     242,228   19,014,898
  Kerr-McGee Corp. ...................................       8,292      488,710
  Occidental Petroleum Corp. .........................      21,500      452,844
  Phillips Petroleum Co. .............................      17,300      876,894
  Royal Dutch Petroleum Co. #.........................     150,000    9,234,375
  Sunoco, Inc. #......................................      12,600      370,912
  Texaco, Inc. .......................................      37,700    2,007,525
  Tosco Corp. ........................................       9,500      268,969
  Union Pacific Resource Group, Inc. #................      14,629      321,838
  Unocal Corp. .......................................      15,000      496,875
  USX Marathon Group #................................      22,300      558,894
                                                                   ------------
                                                                     41,133,550
                                                                   ------------
FINANCIALS - 12.5%
Banks - 4.4%
  AmSouth Bancorp.....................................      26,850      422,888
  Bank of America Corp. ..............................     114,843    4,938,249
  Bank One Corp. .....................................      80,099    2,127,630
  BB&T Corp. #........................................      26,300      627,913
  Charter One Financial, Inc. ........................      12,900      296,700
  Chase Manhattan Corp. ..............................      85,298    3,929,039
  Comerica, Inc. .....................................      11,550      518,306
  Fifth Third Bancorp.................................      22,250    1,407,312
  First Union Corp. * *...............................      68,960    1,711,070
  Firstar Corp. ......................................      70,573    1,486,444
  FleetBoston Financial Corp. ........................      60,434    2,054,756
  Golden West Financial Corp. #.......................      13,800      563,213
  Huntington Bancshares, Inc. #.......................      16,160      255,530
  J.P. Morgan & Co., Inc. ............................      11,300    1,244,412
  KeyCorp.............................................      30,600      539,325
  Mellon Financial Corp. .............................      35,600    1,297,175
  National City Corp. ................................      41,600      709,800

                                   EVERGREEN                      (formerly,
                               Equity Index Fund                  Evergreen
                       Schedule of Investments(continued)         Select
                                 June 30, 2000                    Equity Index
                                                                  Fund)

                                                         Shares       Value

COMMON STOCKS - continued
FINANCIALS - continued
Banks - continued
  Northern Trust Corp. ...............................      15,200 $    988,950
  Old Kent Financial Corp. ...........................       8,610      230,318
  PNC Financial Services Group........................      20,500      960,937
  Regions Financial Corp. #...........................      14,400      286,200
  SouthTrust Corp. ...................................      12,500      282,813
  State Street Corp. .................................      10,600    1,124,262
  Summit Bancorp......................................      12,600      310,275
  Suntrust Banks, Inc. ...............................      21,600      986,850
  Synovus Financial Corp. ............................      21,300      375,413
  The Bank of New York Co., Inc. .....................      51,500    2,394,750
  U.S. Bancorp........................................      49,238      947,831
  Union Planters Corp. ...............................      12,100      338,044
  Wachovia Corp. #....................................      13,800      748,650
  Washington Mutual, Inc. #...........................      39,710    1,146,626
  Wells Fargo Co. #...................................     109,830    4,255,912
                                                                   ------------
                                                                     39,507,593
                                                                   ------------
Diversified Financials - 5.3%
  American Express Co. ...............................      92,000    4,795,500
  Associates First Capital Corp., Class A.............      48,648    1,085,458
  Bear Stearns Companies, Inc. .......................       6,635      276,182
  Capital One Financial Corp. ........................      12,900      575,662
  Citigroup, Inc. ....................................     236,593   14,254,728
  Countrywide Credit Industries, Inc. ................       7,900      239,469
  Crane Co. ..........................................       5,200      126,425
  Federal Home Loan Mortgage Assn. ...................      47,300    1,915,650
  Federal National Mortgage Assn. ....................      68,800    3,590,500
  Fortune Brands, Inc. ...............................      12,000      276,750
  Franklin Resources, Inc. ...........................      16,300      495,113
  Household International, Inc. ......................      31,359    1,303,358
  Lehman Brothers Holdings, Inc. .....................       9,300      879,431
  MBNA Corp. .........................................      59,230    1,606,614
  Merrill Lynch & Co., Inc. ..........................      26,400    3,036,000
  Morgan Stanley, Dean Witter & Co. ..................      79,200    6,593,400
  National Service Industries, Inc. ..................       9,700      189,150
  Paine Webber Group, Inc. ...........................      11,200      509,600
  Price (T.) Rowe & Associates, Inc. .................       7,900      335,750
  Providian Financial Corp. #.........................      10,800      972,000
  Ryder Systems, Inc. ................................       6,200      117,413
  Schwab (Charles) & Co., Inc. .......................      93,000    3,127,125
  SLM Holding Corp. #.................................      10,100      378,119
  Textron, Inc. ......................................      10,000      543,125
                                                                   ------------
                                                                     47,222,522
                                                                   ------------

                                   EVERGREEN                      (formerly,
                               Equity Index Fund                  Evergreen
                       Schedule of Investments(continued)         Select
                                 June 30, 2000                    Equity Index
                                                                  Fund)

                                                         Shares       Value

COMMON STOCKS - continued
FINANCIALS - continued
Insurance - 2.8%
  AFLAC, Inc. ........................................      20,600 $    946,312
  Allstate Corp. .....................................      54,500    1,212,625
  American General Corp. #............................      16,916    1,031,876
  American International Group, Inc. #................     109,076   12,816,430
  Aon Corp. #.........................................      17,125      531,945
  Chubb Corp. ........................................      12,000      738,000
  CIGNA Corp. ........................................      10,900    1,019,150
  Cincinnati Financial Corp. .........................      10,400      326,950
  Hartford Financial Services Group, Inc. #...........      15,400      861,437
  Jefferson Pilot Corp. ..............................       7,800      440,213
  Lincoln National Corp. .............................      13,000      469,625
  Loews Corp. ........................................       7,000      420,000
  Marsh & McLennan Co., Inc. .........................      18,200    1,900,762
  MBIA, Inc. .........................................       7,800      375,863
  MGIC Investment Corp. ..............................       8,000      364,000
  Progressive Corp. ..................................       4,700      347,800
  SAFECO Corp. #......................................       1,000       19,875
  St. Paul Companies, Inc. #..........................      15,916      543,134
  Torchmark Corp. ....................................      12,100      298,719
  UnumProvident Corp. ................................      15,757      316,125
                                                                   ------------
                                                                     24,980,841
                                                                   ------------
HEALTH CARE - 11.6%
Biotechnology - 0.8
  Amgen, Inc. *.......................................      73,000    5,128,250
  Biogen, Inc. *......................................      10,500      677,250
  MedImmune, Inc. *...................................      14,000    1,036,000
                                                                   ------------
                                                                      6,841,500
                                                                   ------------
Health Care Equipment & Supplies - 1.2%
  Alza Corp. * #......................................       6,400      378,400
  Bausch & Lomb, Inc. #...............................       4,000      309,500
  Baxter International, Inc. #........................      19,600    1,378,125
  Becton Dickinson & Co. .............................      21,700      622,519
  Biomet, Inc. .......................................       9,200      353,625
  Boston Scientific Corp. *...........................      27,100      594,506
  C.R. Bard, Inc. #...................................       4,600      221,375
  Guidant Corp. *.....................................      20,400    1,009,800
  Mallinckrodt, Inc. .................................       2,300       99,906
  Medtronic, Inc. ....................................      86,000    4,283,875
  PE Corp-PE Biosystems Group.........................      15,300    1,007,887
  St. Jude Medical, Inc. *............................       4,700      215,613
                                                                   ------------
                                                                     10,475,131
                                                                   ------------

                                   EVERGREEN                      (formerly,
                               Equity Index Fund                  Evergreen
                       Schedule of Investments(continued)         Select
                                 June 30, 2000                    Equity Index
                                                                  Fund)

                                                         Shares       Value

COMMON STOCKS - continued
HEALTH CARE - continued
Health Care Providers & Services - 0.7%
  Aetna, Inc. #.......................................      10,208 $    655,226
  Cardinal Health, Inc. ..............................      20,300    1,502,200
  HCA-The Healthcare Corp. #..........................      37,950    1,152,731
  HEALTHSOUTH Corp. ..................................       2,000       14,375
  IMS Health, Inc. ...................................      21,200      381,600
  Manor Care, Inc. *..................................       1,000        7,000
  McKesson HBOC, Inc. ................................      17,829      373,295
  Shared Medical System Corp. ........................       5,100      371,981
  Tenet Healthcare Corp. *............................      20,000      540,000
  UnitedHealth Group, Inc. ...........................      12,400    1,063,300
  Wellpoint Health Networks, Inc., Class A * #........       4,500      325,969
                                                                   ------------
                                                                      6,387,677
                                                                   ------------
Pharmaceuticals - 8.9%
  Abbott Laboratories.................................     107,600    4,794,925
  Allergan, Inc. .....................................       8,600      640,700
  American Home Products Corp. .......................      93,900    5,516,625
  Bristol-Myers Squibb Co. ...........................     139,000    8,096,750
  Johnson & Johnson...................................      97,500    9,932,812
  Lilly (Eli) & Co. ..................................      77,700    7,760,288
  Merck & Co., Inc. ..................................     160,600   12,305,975
  Pfizer, Inc. .......................................     440,225   21,130,800
  Pharmacia Corp. ....................................      87,858    4,541,160
  Schering-Plough Corp. ..............................     103,200    5,211,600
  Watson Pharmaceuticals, Inc. * #....................       7,800      419,250
                                                                   ------------
                                                                     80,350,885
                                                                   ------------
INDUSTRIALS - 9.1%
Aerospace & Defense - 0.8%
  B.F. Goodrich Co. ..................................       6,700      228,219
  Boeing Co. .........................................      65,570    2,741,646
  General Dynamics Corp. .............................      13,300      694,925
  Lockheed Martin Corp. #.............................      25,800      640,162
  Northrop Grumman Corp. .............................       5,300      351,125
  Perkinelmer, Inc. ..................................       2,000      132,250
  Raytheon Co., Class B #.............................      23,100      444,675
  United Technologies Corp. #.........................      32,900    1,936,987
                                                                   ------------
                                                                      7,169,989
                                                                   ------------
Air Freight & Couriers - 0.1%
  FedEx Corp. ........................................      19,000      722,000
                                                                   ------------
Airlines - 0.2%
  AMR Corp. *.........................................      10,000      264,375
  Delta Air Lines, Inc. ..............................       9,000      455,063

                                   EVERGREEN                      (formerly,
                               Equity Index Fund                  Evergreen
                       Schedule of Investments(continued)         Select
                                 June 30, 2000                    Equity Index
                                                                  Fund)



                                                         Shares       Value

COMMON STOCKS - continued
INDUSTRIALS - continued
Airlines - continued
  Southwest Airlines Co. .............................      36,300 $    687,431
  US Airways Group, Inc. *............................       1,700       66,300
                                                                   ------------
                                                                      1,473,169
                                                                   ------------
Building Products - 0.1%
  Armstrong Holdings, Inc. ...........................       1,000       15,313
  Masco Corp. ........................................      28,000      505,750
                                                                   ------------
                                                                        521,063
                                                                   ------------
Commercial Services & Supplies - 1.6%
  Allied Waste Industries, Inc. * #...................      23,100      231,000
  Automatic Data Processing, Inc. ....................      44,745    2,396,654
  Avery Dennison Corp. ...............................       7,400      496,725
  Cendant Corp. * #...................................      47,374      663,236
  Ceridian Corp. *....................................      10,300      247,844
  Computer Sciences Corp. *...........................      11,300      843,969
  Convergys Corp. *...................................      10,700      555,062
  Deluxe Corp. .......................................       8,400      197,925
  Donnelley (R.R.) & Sons Co. ........................       6,900      155,681
  Dun & Bradstreet Corp. #............................      10,000      286,250
  Electronic Data Systems Corp. ......................      35,600    1,468,500
  Equifax, Inc. ......................................       8,100      212,625
  First Data Corp. ...................................      28,600    1,419,275
  H&R Block, Inc. #...................................       5,000      161,875
  McGraw-Hill Cos., Inc. .............................      14,000      756,000
  Paychex, Inc. ......................................      25,425    1,067,850
  Pitney Bowes, Inc. .................................      18,400      736,000
  Sabre Group Holdings, Inc. Class A * #..............      13,926      396,891
  Waste Management, Inc. .............................      40,120      762,280
  Xerox Corp. #.......................................      45,000      933,750
                                                                   ------------
                                                                     13,989,392
                                                                   ------------
Construction & Engineering - 0.0%
  Fluor Corp. #.......................................       4,400      139,150
                                                                   ------------
Electrical Equipment - 0.3%
  American Power Conversion Corp. *...................      13,500      550,969
  Cooper Industries, Inc. ............................       5,200      169,325
  Emerson Electric Co. ...............................      29,100    1,756,912
  Molex, Inc. #.......................................      13,375      643,672
                                                                   ------------
                                                                      3,120,878
                                                                   ------------
Industrial Conglomerates - 5.3%
  Danaher Corp. ......................................       9,000      444,938
  Dover Corp. ........................................      15,000      608,437
  General Electric Co. ...............................     691,200   36,633,600

                                   EVERGREEN                      (formerly,
                               Equity Index Fund                  Evergreen
                      Schedule of Investments (continued)         Select
                                 June 30, 2000                    Equity Index
                                                                  Fund)

                                                         Shares       Value

COMMON STOCKS - continued
INDUSTRIALS - continued
Industrial Conglomerates - continued
  Honeywell International, Inc. ......................      54,262 $  1,827,951
  ITT Industries, Inc. ...............................       7,500      227,813
  Minnesota Mining & Manufacturing Co. ...............      27,500    2,268,750
  Thermo Electron Corp. *.............................      10,900      229,581
  Tyco International, Ltd. ...........................     118,236    5,601,430
                                                                   ------------
                                                                     47,842,500
                                                                   ------------
Machinery - 0.4%
  Caterpillar, Inc. ..................................      23,100      782,512
  Cummins Engine, Inc. ...............................       6,000      163,500
  Deere & Co. ........................................      15,500      573,500
  Illinois Tool Works, Inc. ..........................      20,600    1,174,200
  Ingersoll Rand Co. #................................      11,000      442,750
  Navistar International Corp., Inc. * #..............       2,000       62,125
  Paccar, Inc. #......................................       4,000      158,750
  Parker Hannifin Corp. ..............................       6,275      214,919
  Timken Co. .........................................      11,900      221,638
                                                                   ------------
                                                                      3,793,894
                                                                   ------------
Road & Rail - 0.3%
  Burlington Northern Santa Fe Corp. .................      30,992      710,879
  CSX Corp. ..........................................      14,000      296,625
  Kansas City Southern Industries, Inc. ..............       7,900      700,631
  Norfolk Southern Corp. .............................      25,600      380,800
  Union Pacific Corp. #...............................      19,700      732,594
                                                                   ------------
                                                                      2,821,529
                                                                   ------------
INFORMATION TECHNOLOGY - 31.0%
Communications Equipment - 8.6%
  3Com Corp. *........................................      25,100    1,446,388
  Adaptec, Inc. ......................................      13,200      300,300
  Cabletron Systems, Inc. ............................      12,700      320,675
  Cisco Systems, Inc. *...............................     485,300   30,846,881
  Comverse Technology, Inc. * #.......................      10,800    1,004,400
  Corning, Inc. ......................................      19,600    5,289,550
  Lucent Technologies, Inc. #.........................     225,690   13,372,133
  Motorola, Inc. #....................................     149,991    4,359,113
  Nortel Networks Corp. #.............................     205,500   14,025,375
  Qualcomm, Inc. *....................................      51,600    3,096,000
  Scientific Atlanta, Inc. ...........................      12,000      894,000
  Tellabs, Inc. *.....................................      29,100    1,991,531
                                                                   ------------
                                                                     76,946,346
                                                                   ------------

                                   EVERGREEN                      (formerly,
                               Equity Index Fund                  Evergreen
                      Schedule of Investments (continued)         Select
                                 June 30, 2000                    Equity Index
                                                                  Fund)

                                                         Shares       Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 6.9%
  Apple Computer *....................................      23,400 $  1,225,575
  Compaq Computer Corp. ..............................     120,985    3,092,679
  Dell Computer Corp. *...............................     179,500    8,851,594
  EMC Corp. *.........................................     149,220   11,480,614
  Gateway, Inc. *.....................................      21,600    1,225,800
  Hewlett-Packard Co. #...............................      69,700    8,703,788
  International Business Machines Corp. ..............     123,800   13,563,837
  Lexmark Intl. Group, Inc., Class A * #..............       9,200      618,700
  NCR Corp. * #.......................................       6,700      260,881
  Network Appliance, Inc. ............................      21,000    1,690,500
  Seagate Technology * #..............................      15,900      874,500
  Sun Microsystems, Inc. *............................     111,300   10,121,344
  Unisys Corp. * #....................................      21,700      316,006
                                                                   ------------
                                                                     62,025,818
                                                                   ------------
Electronic Equipment & Instruments - 0.6%
  Agilent Technologies, Inc. .........................      31,683    2,336,622
  Andrew Corp. *......................................       5,700      191,306
  Rockwell International Corp. .......................      13,300      418,950
  Sanmina Corp. * #...................................      10,400      889,200
  Solectron Corp. * #.................................      41,600    1,742,000
  Tektronix, Inc. ....................................       3,600      266,400
                                                                   ------------
                                                                      5,844,478
                                                                   ------------
Internet Software & Services - 1.5%
  America Online, Inc. *..............................     159,700    8,424,175
  Yahoo!, Inc. *......................................      37,500    4,645,312
                                                                   ------------
                                                                     13,069,487
                                                                   ------------
Semiconductor Equipment & Products - 6.8%
  Advanced Micro Devices, Inc. * #....................      10,300      795,675
  Altera Corp. *......................................      14,000    1,427,125
  Analog Devices, Inc. *..............................      24,400    1,854,400
  Applied Materials, Inc. *...........................      56,400    5,111,250
  Conexant Systems, Inc. * #..........................      13,800      671,025
  Intel Corp. ........................................     234,800   31,389,825
  KLA-Tencor Corp. * #................................      13,800      808,163
  Linear Technology Corp. #...........................      21,700    1,387,444
  LSI Logic Corp. *...................................      21,100    1,142,037
  Maxim Integrated Products, Inc. *...................      19,400    1,317,987
  Micron Technology, Inc. ............................      38,400    3,381,600
  National Semiconductor Corp. *......................      12,500      709,375
  Novellus Systems, Inc. *............................       8,300      469,469
  Teradyne, Inc. *....................................      12,500      918,750

                                   EVERGREEN                      (formerly,
                               Equity Index Fund                  Evergreen
                      Schedule of Investments (continued)         Select
                                 June 30, 2000                    Equity Index
                                                                  Fund)

                                                         Shares       Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
  Texas Instruments, Inc. ............................     113,600 $  7,802,900
  Xilinx, Inc. *......................................      22,100    1,824,631
                                                                   ------------
                                                                     61,011,656
                                                                   ------------
Software - 6.4%
  Adobe Systems, Inc. ................................       8,600    1,118,000
  Autodesk, Inc. .....................................       7,000      242,812
  BMC Software, Inc. *................................      18,100      660,367
  Citrix Systems, Inc. *..............................      12,000      227,250
  Computer Associates International, Inc. ............      41,075    2,102,527
  Compuware Corp. *...................................      25,000      259,375
  Mercury Interactive Corp. *.........................       2,600      251,550
  Microsoft Corp. *...................................     366,300   29,304,000
  Novell, Inc. *......................................       1,500       13,875
  Oracle Systems Corp. *..............................     197,486   16,601,167
  Parametric Technology Corp. *.......................      26,600      292,600
  Peoplesoft, Inc. *..................................      18,700      313,225
  Sapient Corp. *.....................................       4,100      438,444
  Siebel Systems, Inc. *..............................      13,500    2,208,094
  Veritas Software Corp. * #..........................      26,500    2,994,914
                                                                   ------------
                                                                     57,028,200
                                                                   ------------
Specialty Retail - 0.2%
  ADC Telecommunications, Inc. * #....................      23,400    1,962,675
                                                                   ------------
MATERIALS - 2.0%
Chemicals - 1.0%
  Air Products & Chemicals, Inc. .....................      14,700      452,944
  Dow Chemical Co. ...................................      47,850    1,444,472
  DuPont (E.I.) De Nemours & Co. .....................      72,999    3,193,706
  Eastman Chemical Co. ...............................       4,000      191,000
  Ecolab, Inc. .......................................      10,500      410,156
  Engelhard Corp. ....................................       3,300       56,306
  FMC Corp. *.........................................       5,900      342,200
  Grace (W.R.) & Co. *................................      12,300      149,138
  Great Lakes Chemical Corp. #........................       9,000      283,500
  Millipore Corp. ....................................       4,200      316,575
  Pall Corp. .........................................       8,700      160,950
  PPG Industries, Inc. ...............................      11,400      505,163
  Praxair, Inc. #.....................................      11,300      423,044
  Rohm & Haas Co. #...................................      17,575      606,337
  Sherwin Williams Co. ...............................      10,700      226,706
  Sigma-Aldrich Corp. #...............................       5,000      146,250
  Union Carbide Corp. ................................       9,200      455,400
                                                                   ------------
                                                                      9,363,847
                                                                   ------------

                                   EVERGREEN                      (formerly,
                               Equity Index Fund                  Evergreen
                      Schedule of Investments (continued)         Select
                                 June 30, 2000                    Equity Index
                                                                  Fund)

                                                          Shares       Value

COMMON STOCKS - continued
MATERIALS - continued
Construction Materials - 0.0%
  Vulcan Materials Co. #...............................       6,600 $    281,738
                                                                    ------------
Containers & Packaging - 0.1%
  Ball Corp. #.........................................       2,800       90,125
  Bemis Co., Inc. .....................................       4,000      134,500
  Crown Cork & Seal Co., Inc. .........................       8,200      123,000
  Owens Illinois, Inc. *#..............................       8,800      102,850
  Pactiv Corp. *.......................................      15,800      124,425
  Sealed Air Corp. *...................................       5,361      280,782
  Temple Inland, Inc. .................................       2,800      117,600
                                                                    ------------
                                                                         973,282
                                                                    ------------
Metals & Mining - 0.5%
  Alcan Aluminum, Ltd. #...............................      15,200      471,200
  Alcoa, Inc. .........................................      60,820    1,763,780
  Allegheny Technologies, Inc. ........................       6,150      110,700
  Barrick Gold Corp. ..................................      27,300      496,519
  Bethlehem Steel Corp. *..............................      10,000       35,625
  Freeport McMoran Copper & Gold, Inc., Class B *......       9,700       89,725
  Homestake Mining Co. ................................      23,300      160,188
  Inco, Ltd. ..........................................      13,600      209,100
  Newmont Mining Corp. ................................       9,970      215,601
  Nucor Corp. .........................................       4,400      146,025
  Phelps Dodge Corp. #.................................       8,400      312,375
  Placer Dome, Inc. ...................................      19,400      185,512
  USX United States Steel Group #......................       8,000      148,500
  Worthington Industries, Inc. ........................       7,000       73,500
                                                                    ------------
                                                                       4,418,350
                                                                    ------------
Paper & Forest Products - 0.4%
  Boise Cascade Corp. .................................       6,401      165,626
  Fort James Corp. ....................................      15,400      356,125
  Georgia-Pacific Corp. #..............................      10,800      283,500
  International Paper Co. .............................      33,365      994,694
  Mead Corp. ..........................................       7,400      186,850
  Potlatch Corp. #.....................................       6,100      202,062
  Westvaco Corp. ......................................       5,000      124,063
  Weyerhaeuser Co. ....................................      16,106      692,558
  Willamette Industries, Inc. .........................       7,800      212,550
                                                                    ------------
                                                                       3,218,028
                                                                    ------------

                                   EVERGREEN                      (formerly,
                               Equity Index Fund                  Evergreen
                       Schedule of Investments (continued)        Select
                                 June 30, 2000                    Equity Index
                                                                  Fund)

                                                         Shares       Value

COMMON STOCKS - continued
TELECOMMUNICATION SERVICES - 6.4%
Diversified Telecommunication Services - 5.6%
  ALLTEL Corp. .......................................      21,400 $  1,325,463
  AT&T Corp. .........................................     216,727    6,853,991
  Bell Atlantic Corp. #...............................     109,124    5,544,863
  BellSouth Corp. ....................................     132,200    5,635,025
  Centurytel, Inc. ...................................       9,300      267,375
  Global Crossing, Ltd. *.............................      57,385    1,509,943
  GTE Corp. ..........................................      67,100    4,176,975
  SBC Communications, Inc. ...........................     235,181   10,171,578
  Sprint Corp. #......................................      62,200    3,172,200
  U.S. West, Inc. ....................................      35,995    3,086,571
  WorldCom, Inc. .....................................     199,100    9,133,713
                                                                   ------------
                                                                     50,877,697
                                                                   ------------
Wireless Telecommunications Services - 0.8%
  Nextel Communications, Inc., Class A *..............      52,000    3,181,750
  Sprint Corp. (PCS Group), Ser. 1 *#.................      62,900    3,742,550
                                                                   ------------
                                                                      6,924,300
                                                                   ------------
UTILITIES - 2.4%
Electric Utilities - 1.6%
  AES Corp. *#........................................      33,000    1,505,625
  Ameren Corp. #......................................       8,600      290,250
  American Electric Power Co., Inc. ..................      21,300      631,012
  Cinergy Corp. #.....................................       8,500      216,219
  CMS Energy Corp. ...................................       1,000       22,125
  Consolidated Edison, Inc. ..........................      17,600      521,400
  Constellation Energy Group, Inc. ...................       9,500      309,344
  Dominion Resources, Inc. ...........................      20,364      873,106
  DTE Energy Co. .....................................      10,300      314,794
  Duke Energy Corp. ..................................      24,886    1,402,948
  Edison International................................      21,800      446,900
  Entergy Corp. ......................................      21,900      595,406
  FirstEnergy Corp. ..................................      17,200      402,050
  Florida Progress Corp. .............................       6,300      295,313
  FPL Group, Inc. ....................................      12,000      594,000
  GPU, Inc. #.........................................      11,900      322,044
  New Century Energies, Inc. .........................       6,800      204,000
  Niagara Mohawk Holdings, Inc. *.....................       2,000       27,875
  Northern State Power Corp. #........................       7,700      155,444
  PECO Energy Co. ....................................      14,300      576,469
  PG&E Corp. .........................................      27,200      669,800
  Pinnacle West Capital Corp. ........................       6,200      210,025
  PPL Corp. ..........................................      11,500      252,281
  Public Service Enterprise Group, Inc. ..............      14,900      515,913

                                   EVERGREEN                      (formerly,
                               Equity Index Fund                  Evergreen
                       Schedule of Investments (continued)        Select
                                 June 30, 2000                    Equity Index
                                                                  Fund)

                                                         Shares       Value

COMMON STOCKS - continued
UTILITIES - continued
Electric Utilities - continued
  Reliant Energy, Inc. ...............................      21,000 $    620,812
  Southern Co. .......................................      46,600    1,086,362
  TXU Corp. ..........................................      18,185      536,458
  Unicom Corp. .......................................      16,000      619,000
                                                                   ------------
                                                                     14,216,975
                                                                   ------------
Gas Utilities - 0.8%
  Coastal Corp. ......................................      14,000      852,250
  Columbia Energy Group...............................       5,750      377,344
  Eastern Enterprises.................................       3,700      233,100
  El Paso Energy Corp. ...............................      16,400      835,375
  Enron Corp. ........................................      51,800    3,341,100
  Peoples Energy Corp. ...............................         500       16,188
  Sempra Energy.......................................      16,314      277,338
  The Williams Companies, Inc. #......................      28,600    1,192,262
                                                                   ------------
                                                                      7,124,957
                                                                   ------------
Multi-Utilities - 0.0%
  CP & L Energy, Inc. #...............................       9,100      290,631
                                                                   ------------
    Total Common Stocks (cost $593,346,855)...........              873,665,900
                                                                   ------------

                                                        Principal
                                                         Amount       Value
U.S. TREASURY OBLIGATIONS - 0.2%
U.S. Government Agency Obligations - 0.2%
 U.S. Treasury Bills: +
  5.595%, 08/03/2000..................................  $1,000,000      995,182
  5.64%, 07/06/2000...................................      20,000       19,991
  5.70%, 08/10/2000...................................     635,000      631,179
                                                                   ------------
    Total U.S. Treasury Obligations (cost
     $1,646,352)......................................                1,646,352
                                                                   ------------

                                                         Shares       Value
SHORT TERM INVESTMENTS - 13.4%
MUTUAL FUND SHARES - 11.5%
  Navigator Prime Portfolio # # (cost $103,537,931)... 103,537,931  103,537,931

                                   EVERGREEN                      (formerly,
                               Equity Index Fund                  Evergreen
                      Schedule of Investments (continued)         Select
                                 June 30, 2000                    Equity Index
                                                                  Fund)

                                                      Principal
                                                       Amount       Value

REPURCHASE AGREEMENT - 1.9%
  Dresdner Bank AG
   6.40%, dated 6/30/2000, maturing 7/3/2000,
   maturity value $16,974,096
   (cost $16,965,048) (a)........................... $16,965,048 $ 16,965,048
                                                                 ------------
Total Investments (cost $715,496,186) - 111.0%..................  995,815,231
Other Assets and Liabilities - net - (11.0).....................  (98,619,909)
                                                                 ------------
Net Assets - 100%............................................... $897,195,322
                                                                 ------------

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN                      (formerly,
                              Special Equity Fund                 Evergreen
                            Schedule of Investments               Select
                                 June 30, 2000                    Special
                                                                  Equity Fund)

                                                          Shares      Value

COMMON STOCKS - 98.4%
CONSUMER DISCRETIONARY - 14.3%
Auto Components - 1.2%
  Superior Industries International, Inc. .............    104,150 $  2,681,862
  Tenneco Automotive, Inc. ............................    197,850    1,038,713
                                                                   ------------
                                                                      3,720,575
                                                                   ------------
Distributors - 1.2%
  Kent Electronics Corp. ..............................     40,350    1,202,935
  SCP Pool Corp. ......................................    100,692    2,366,250
                                                                   ------------
                                                                      3,569,185
                                                                   ------------
Hotels, Restaurants & Leisure - 3.4%
  Applebee's International, Inc. ......................    115,520    3,501,700
  CEC Entertainment, Inc. *............................    133,102    3,410,739
  Choice Hotels, Inc., REIT *..........................    238,625    2,371,336
  Pinnacle Entertainment, Inc. ........................     46,300      899,956
                                                                   ------------
                                                                     10,183,731
                                                                   ------------
Household Durables - 0.3%
  Applica, Inc. #......................................     79,558      900,000
                                                                   ------------
Internet & Catalog Retail - 0.5%
  Coldwater Creek, Inc. *..............................     48,250    1,453,531
                                                                   ------------
Media - 3.9%
  Chris Craft Inds., Inc. .............................     34,150    2,256,034
  Emmis Broadcasting Corp., Class A *..................     34,750    1,437,781
  Interpublic Group of Companies, Inc. ................     34,707    1,492,401
  SBS Broadcasting SA * #..............................     32,160    1,752,720
  True North Communications, Inc. .....................     68,250    3,003,000
  VDI Media *..........................................    285,272    1,996,904
                                                                   ------------
                                                                     11,938,840
                                                                   ------------
Specialty Retail - 2.4%
  Michaels Stores, Inc. * #............................     82,535    3,781,135
  Pacific Sunwear of California * #....................    114,824    2,152,950
  Whitehall Jewelers, Inc. ............................     71,850    1,338,206
                                                                   ------------
                                                                      7,272,291
                                                                   ------------
Textiles & Apparel - 1.4%
  Guess?, Inc. *.......................................     88,517    1,239,238
  Kenneth Cole Productions, Inc., Class A * #..........     33,079    1,323,160
  Wellman, Inc. .......................................    107,550    1,740,966
                                                                   ------------
                                                                      4,303,364
                                                                   ------------
CONSUMER STAPLES - 0.7%
Food & Drug Retailing - 0.3%
  Fleming Companies, Inc. .............................     69,250      904,578
                                                                   ------------

                                   EVERGREEN                      (formerly,
                              Special Equity Fund                 Evergreen
                       Schedule of Investments (continued)        Select
                                 June 30, 2000                    Special
                                                                  Equity Fund)

                                                          Shares      Value

COMMON STOCKS - continued
CONSUMER STAPLES - continued
Household Products - 0.4%
  Sola International, Inc. *...........................    247,394 $  1,206,046
                                                                   ------------
ENERGY - 6.8%
Energy Equipment & Services - 3.7%
  Cal Dive International, Inc. *.......................     33,050    1,790,897
  Hanover Compressor Co. ..............................    129,250    4,911,500
  Nabors Industries, Inc. *............................    108,062    4,491,327
                                                                   ------------
                                                                     11,193,724
                                                                   ------------
Oil & Gas - 3.1%
  Newfield Exploration Co. *...........................    106,552    4,168,847
  St. Mary Land & Exploration Co. *....................     52,852    2,223,087
  Stone Energy Corp. *.................................     49,912    2,982,242
                                                                   ------------
                                                                      9,374,176
                                                                   ------------
FINANCIALS - 12.2%
Banks - 3.7%
  Imperial Bancorp *...................................    278,691    4,337,129
  Roslyn Bancorp, Inc. ................................    204,900    3,403,261
  Silicon Valley Bancshares............................     42,750    1,822,219
  Staten Islands Bancorp, Inc. ........................     93,447    1,647,003
                                                                   ------------
                                                                     11,209,612
                                                                   ------------
Diversified Financials - 7.3%
  Allied Capital Corp. ................................     63,900    1,086,300
  American Capital Strategies, Ltd. ...................    197,850    4,723,669
  Dain Rauscher Corp. #................................     71,603    4,725,798
  Eaton Vance Corp. ...................................     38,050    1,759,813
  Lancaster Colony Corp. ..............................     71,150    1,365,191
  Southwest Securities Group, Inc. #...................     51,926    1,934,243
  Triarc Cos, Inc. * #.................................    163,367    3,349,023
  WFS Financial, Inc. .................................    179,690    3,099,652
                                                                   ------------
                                                                     22,043,689
                                                                   ------------
Insurance - 0.4%
  SCPIE Holdings, Inc. ................................     63,250    1,296,625
                                                                   ------------
Real Estate - 0.8%
  LNR Property Corp., REIT.............................    118,966    2,319,837
                                                                   ------------
HEALTH CARE - 10.9%
Biotechnology - 5.4%
  Affymetrix, Inc. #...................................     10,550    1,742,069
  Corixa Corp. *.......................................     38,250    1,642,359
  CuraGen Corp. .......................................     32,900    1,252,256
  Guilford Pharmaceuticals, Inc. * #...................     79,490    1,197,318

                                   EVERGREEN                      (formerly,
                              Special Equity Fund                 Evergreen
                      Schedule of Investments (continued)         Select
                                 June 30, 2000                    Special
                                                                  Equity Fund)

                                                          Shares      Value

COMMON STOCKS - continued
HEALTH CARE - continued
Biotechnology - continued
  Human Genome Sciences, Inc. * #......................     22,350 $  2,980,931
  ImClone Systems, Inc. ...............................     12,600      963,113
  Millennium Pharmaceuticals, Inc. * #.................     22,150    2,478,031
  Myriad Genetics, Inc. *..............................      6,500      962,508
  SuperGen, Inc. *.....................................     40,148    1,455,365
  Transkaryotic Therapies, Inc. *......................     45,206    1,661,321
                                                                   ------------
                                                                     16,335,271
                                                                   ------------
Electronic Equipment & Instruments - 0.6%
  Novoste Corp. * #....................................     32,608    1,989,088
                                                                   ------------
Health Care Equipment & Supplies - 1.7%
  ArthroCare Corp. *...................................     24,650    1,312,613
  Computer Motion, Inc. * #............................    162,910    1,344,007
  Cytyc Corp. .........................................     22,250    1,187,594
  Haemonetics Corp. ...................................     60,600    1,272,600
                                                                   ------------
                                                                      5,116,814
                                                                   ------------
Health Care Providers & Services - 1.5%
  First Health Group Corp. * #.........................     64,600    2,119,687
  Hooper Holmes, Inc. .................................    290,898    2,327,184
                                                                   ------------
                                                                      4,446,871
                                                                   ------------
Pharmaceuticals - 1.7%
  Dura Pharmaceuticals, Inc. *.........................    137,380    1,974,838
  Jones Pharma, Inc. ..................................     47,500    1,897,031
  Medicis Pharmaceutical Corp., Class A * #............     20,900    1,191,300
                                                                   ------------
                                                                      5,063,169
                                                                   ------------
INDUSTRIALS - 11.5%
Aerospace & Defense - 1.5%
  Perkinelmer, Inc. #..................................     47,700    3,154,162
  Titan Corp. #........................................     33,550    1,501,363
                                                                   ------------
                                                                      4,655,525
                                                                   ------------
Air Freight & Couriers - 1.2%
  Circle International Group, Inc. ....................    140,050    3,518,756
                                                                   ------------
Building Products - 0.5%
  Aaon, Inc. *.........................................     65,696    1,609,552
                                                                   ------------
Commercial Services & Supplies - 1.2%
  Insurance Auto Auctions, Inc. * #....................     63,239    1,335,924
  Startek, Inc. *......................................     18,399      926,849
  United Stationers, Inc. .............................     42,400    1,372,700
                                                                   ------------
                                                                      3,635,473
                                                                   ------------

                                   EVERGREEN                      (formerly,
                              Special Equity Fund                 Evergreen
                       Schedule of Investments (continued)        Select
                                 June 30, 2000                    Special
                                                                  Equity Fund)

                                                          Shares      Value

COMMON STOCKS - continued
INDUSTRIALS - continued
Electrical Equipment - 1.0%
  American Superconductor Corp. .......................     38,740 $  1,869,205
  Cable Design Technologies Corp. *....................     34,450    1,154,075
                                                                   ------------
                                                                      3,023,280
                                                                   ------------
Industrial Conglomerates - 0.6%
  Pentair, Inc. .......................................     47,410    1,683,055
                                                                   ------------
Machinery - 1.7%
  AGCO Corp. ..........................................     99,300    1,216,425
  Maverick Tube Corp. *................................     42,919    1,250,016
  Shaw Group, Inc. *...................................     53,690    2,530,141
                                                                   ------------
                                                                      4,996,582
                                                                   ------------
Marine - 0.3%
  Overseas Shipholding Group, Inc. ....................     39,750      978,844
                                                                   ------------
Road & Rail - 3.5%
  American Freightways Corp. *.........................     77,343    1,121,474
  Arkansas Best Corp. *................................    284,450    2,826,722
  Forward Air Corp. ...................................     49,953    1,998,120
  Genesee & Wyoming, Inc. *............................    119,130    1,995,427
  Roadway Express, Inc. #..............................    111,629    2,616,305
                                                                   ------------
                                                                     10,558,048
                                                                   ------------
INFORMATION TECHNOLOGY - 27.5%
Communications Equipment - 3.7%
  Advanced Fibre Communications, Inc. *................     39,050    1,769,453
  Allen Telecom, Inc. .................................     81,614    1,443,548
  C-COR.net Corp. * #..................................     76,224    2,058,048
  Emulex Corp. ........................................     23,850    1,566,647
  Harmonic Lightwaves, Inc. * #........................     12,075      298,856
  Natural Microsystems Corp. *.........................     20,550    2,310,591
  Netro Corp. .........................................     30,700    1,761,412
                                                                   ------------
                                                                     11,208,555
                                                                   ------------
Computers & Peripherals - 1.3%
  Pinnacle Systems, Inc. *.............................     86,980    1,955,691
  Radisys Corp. * #....................................     36,141    2,051,002
                                                                   ------------
                                                                      4,006,693
                                                                   ------------
Electrical Equipment - 1.1%
  Anaren Microwave, Inc. * #...........................     25,901    3,399,102
                                                                   ------------
Electronic Equipment & Instruments - 4.5%
  Amkor Technology, Inc. #.............................     34,500    1,218,281
  Amphenol Corp. ......................................     28,300    1,873,106
  Cree Research, Inc. *................................     10,500    1,401,750
  II-VI, Inc. *........................................     39,749    1,922,858

                                   EVERGREEN                      (formerly,
                              Special Equity Fund                 Evergreen
                       Schedule of Investments (continued)        Select
                                 June 30, 2000                    Special
                                                                  Equity Fund)

                                                          Shares      Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
  Kemet Corp. *........................................     48,150 $  1,206,759
  Kopin Corp. *........................................     17,150    1,187,638
  Macrovision Corp. ...................................     21,700    1,387,105
  Mettler Toledo International, Inc. ..................     39,650    1,586,000
  Three-Five Systems, Inc. *...........................     29,065    1,714,835
                                                                   ------------
                                                                     13,498,332
                                                                   ------------
Internet Software & Services - 1.1%
  Broadvision, Inc. *..................................     41,300    2,098,556
  Digital Islands, Inc. #..............................     21,550    1,047,869
                                                                   ------------
                                                                      3,146,425
                                                                   ------------
Semiconductor Equipment & Products - 10.5%
  ANADIGICS, Inc. *....................................     40,275    1,371,867
  Applied Science & Tech, Inc. *.......................     57,872    1,497,438
  Credence Systems Corp. ..............................     22,100    1,219,644
  Cypress Semiconductor Corp. *........................     66,100    2,792,725
  Elantec Semiconductor, Inc. *........................     23,350    1,625,744
  Gasonics International Corp. *.......................     57,690    2,275,149
  Helix Technology Corp. ..............................     74,251    2,895,789
  Integrated Device Technology.........................     53,050    3,176,369
  International Rectifier Corp. *......................     37,150    2,080,400
  Lam Research Corp. *.................................     55,700    2,088,750
  LTX Corp. *..........................................     79,095    2,763,382
  Mattson Technology, Inc. * #.........................     61,380    1,994,850
  Photon Dynamics, Inc. *..............................     19,314    1,442,514
  S3, Inc. *...........................................     86,458    1,275,255
  Semtech Corp. #......................................     22,650    1,732,371
  Triquint Semiconductor, Inc. ........................     14,950    1,430,528
                                                                   ------------
                                                                     31,662,775
                                                                   ------------
Software - 5.3%
  Aspect Communications, Inc . #.......................     30,700    1,206,894
  Documentum, Inc. *...................................     18,100    1,617,688
  I2 Technologies, Inc. *..............................     15,412    1,606,942
  Mercury Interactive Corp. *..........................     41,450    4,010,287
  Peregrine Systems, Inc. *............................    159,650    5,537,859
  Tecnomatix Technologies, Ltd. *......................     72,408      986,559
  Wind River Systems, Inc. * #.........................     30,750    1,164,656
                                                                   ------------
                                                                     16,130,885
                                                                   ------------
MATERIALS - 7.6%
Chemicals - 3.2%
  Chirex, Inc. *.......................................     54,420    1,088,400
  Georgia Gulf Corp. #.................................     69,700    1,450,631

                                   EVERGREEN                      (formerly,
                              Special Equity Fund                 Evergreen
                       Schedule of Investments (continued)        Select
                                 June 30, 2000                    Special
                                                                  Equity Fund)

                                                           Shares      Value

COMMON STOCKS - continued
MATERIALS - continued
Chemicals - continued
  Lubrizol Corp. .......................................    108,750 $  2,283,750
  Material Sciences Corp. *.............................    104,500    1,045,000
  Olin Corp. ...........................................    152,700    2,519,550
  Spartech Corp. .......................................     47,450    1,281,150
                                                                    ------------
                                                                       9,668,481
                                                                    ------------
Construction Materials - 1.0%
  Elcor Chemical Corp. .................................     52,350    1,204,050
  Texas Industries, Inc. ...............................     59,450    1,716,619
                                                                    ------------
                                                                       2,920,669
                                                                    ------------
Metals & Mining - 2.3%
  Commercial Metals Co. ................................     99,800    2,744,500
  Freeport McMoran Copper & Gold, Inc., Class B *.......    155,950    1,442,538
  Lone Star Technologies, Inc. * #......................     58,960    2,726,900
                                                                    ------------
                                                                       6,913,938
                                                                    ------------
Paper & Forest Products - 1.1%
  Glatfelter P. H. Co. .................................    129,100    1,315,206
  Pope & Talbot, Inc. ..................................    132,842    2,125,472
                                                                    ------------
                                                                       3,440,678
                                                                    ------------
TELECOMMUNICATION SERVICES - 1.6%
Diversified Telecommunication Services - 1.6%
  NEXTLINK Communications, Inc., Class A * #............     49,470    1,876,768
  Powertel, Inc. .......................................     21,650    1,535,797
  US LEC Corp., Class A *...............................     82,800    1,407,600
                                                                    ------------
                                                                       4,820,165
                                                                    ------------
UTILITIES - 5.3%
Electric Utilities - 1.6%
  Bangor Hydro Electric Co. ............................     76,750    1,798,828
  CMP Group, Inc........................................     48,950    1,434,847
  El Paso Electric Co. #................................    141,350    1,581,353
                                                                    ------------
                                                                       4,815,028
                                                                    ------------
Gas Utilities - 3.3%
  CTG Resources, Inc. ..................................     29,300    1,074,944
  Equitable Resources, Inc..............................     36,850    1,778,012
  MCN Energy Group, Inc. ...............................    106,000    2,265,750
  New Jersey Resources Corp. ...........................     75,150    2,860,397
  Western Gas Resources, Inc. ..........................     94,160    1,977,360
                                                                    ------------
                                                                       9,956,463
                                                                    ------------
Water Utilities - 0.4%
  Etown Corp............................................     17,000    1,129,437
                                                                    ------------
    Total Common Stocks (cost $269,454,909).............             297,217,758
                                                                    ------------

                                   EVERGREEN                      (formerly,
                              Special Equity Fund                 Evergreen
                       Schedule of Investments(continued)         Select
                                 June 30, 2000                    Special
                                                                  Equity Fund)

                                                         Shares      Value
SHORT TERM INVESTMENTS - 14.0%
MUTUAL FUND SHARES - 12.3%
  Navigator Prime Portfolio ##
   (cost $37,303,525)................................. 37,303,525 $ 37,303,525

                                                       Principal
                                                         Amount      Value
REPURCHASE AGREEMENT - 1.7%
  Dresdner Bank AG
   6.40%, dated 6/30/2000, maturing 7/3/2000, maturity
   value $4,995,372
   (cost $4,992,709) (b).............................. $4,992,709    4,992,709
                                                                  ------------
Total Investments - (cost $311,751,143) - 112.4%.................  339,513,992
Other Assets and Liabilities - net - (12.4)......................  (37,475,845)
                                                                  ------------
Net Assets - 100.0%.............................................. $302,038,147
                                                                  ------------

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                                  Equity Funds
                   Combined Notes to Schedules of Investments
                                 June 30, 2000

(a) The repurchase agreement is fully collateralized by $17,420,000 U.S. Treasury Notes, 5.25% 05/31/2001, value including accrued interest $17,494,963.
(b) The repurchase agreement is fully collateralized by $5,130,000 U.S. Treasury Notes, 5.25% 05/31/2001, value including accrued interest $5,152,076.
+ Securities are being held in a segregated account at the Fund's custodian for initial margin deposits on open future contracts.
#    All or a portion of this security is on loan.
##   Represents investment in cash collateral received for securities on loan.
*    Non-income producing security.
** At June 30, 2000, the Fund owned 68,960 shares of First Union Corp. common stock, an affiliated issuer, with a cost of $3,081,788. During the period ended June 30, 2000, the Fund earned $127,405 in dividend income from this investment. This investment in First Union Corp. enables the Fund to maintain a similar weighting as that of the S&P 500 Index.

Summary of Abbreviations:
REIT Real Estate Investment Trust

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                  Equity Funds
                      Statements of Assets and Liabilities
                                 June 30, 2000


                                                   Equity Index   Special Equity
                                                       Fund            Fund
--------------------------------------------------------------------------------
Assets
 Identified cost of securities..................  $  715,496,186   $311,751,143
 Net unrealized gains on securities.............     280,319,045     27,762,849
--------------------------------------------------------------------------------
 Market value of securities.....................     995,815,231    339,513,992
 Receivable for securities sold.................         523,321        157,344
 Receivable for Fund shares sold................       5,547,007      2,165,047
 Dividends and interest receivable..............         676,727         73,427
 Receivable for daily variation margin on open
  futures contracts.............................         123,725              0
 Receivable from investment advisor.............         342,078         60,088
 Prepaid expenses and other assets..............          20,632         20,567
--------------------------------------------------------------------------------
 Total assets...................................   1,003,048,721    341,990,465
--------------------------------------------------------------------------------
Liabilities
 Distributions payable..........................          95,201              0
 Payable for securities purchased...............         489,737      1,835,737
 Payable for Fund shares redeemed...............       1,602,275        752,877
 Payable for securities on loan.................     103,537,931     37,303,525
 Due to custodian bank..........................               0          2,647
 Distribution Plan expenses payable.............          22,982          6,262
 Due to other related parties...................           7,272          2,472
 Accrued expenses and other liabilities.........          98,001         48,798
--------------------------------------------------------------------------------
 Total liabilities..............................     105,853,399     39,952,318
--------------------------------------------------------------------------------
Net assets......................................  $  897,195,322   $302,038,147
--------------------------------------------------------------------------------
Net assets represented by
 Paid-in capital................................  $  622,569,874   $252,177,740
 Undistributed (overdistributed) net investment
  income (loss).................................         (26,320)        (1,700)
 Accumulated net realized gains or losses on
  securities and futures contracts..............      (5,372,709)    22,099,258
 Net unrealized gains on securities and futures
  contracts.....................................     280,024,477     27,762,849
--------------------------------------------------------------------------------
Total net assets................................  $  897,195,322   $302,038,147
--------------------------------------------------------------------------------
Net assets consists of
 Class I........................................  $  539,804,345   $192,145,792
 Class IS.......................................      18,708,286      7,834,580
 Class A........................................      79,991,434     35,390,203
 Class B........................................     203,984,288     40,898,164
 Class C........................................      54,706,969     25,769,408
--------------------------------------------------------------------------------
Total net assets................................  $  897,195,322   $302,038,147
--------------------------------------------------------------------------------
Shares outstanding
 Class I........................................       9,859,759     12,069,823
 Class IS.......................................         341,845        499,137
 Class A........................................       1,461,513      2,258,139
 Class B........................................       3,734,838      2,623,563
 Class C........................................       1,000,235      1,652,573
--------------------------------------------------------------------------------
Net asset value per share
 Class I........................................  $        54.75   $      15.92
--------------------------------------------------------------------------------
 Class IS.......................................  $        54.73   $      15.70
--------------------------------------------------------------------------------
 Class A........................................  $        54.73   $      15.67
--------------------------------------------------------------------------------
 Class A--Offering price (based on sales charge
  of 4.75%).....................................  $        57.46   $      16.45
--------------------------------------------------------------------------------
 Class B........................................  $        54.62   $      15.59
--------------------------------------------------------------------------------
 Class C........................................  $        54.69   $      15.59
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                  Equity Funds
                            Statements of Operations
                            Year Ended June 30, 2000

                                                     Equity Index  Special Equity
                                                         Fund           Fund
---------------------------------------------------------------------------------
Investment income
 Dividends (net of foreign withholding taxes of
  $21,367 and $0, respectively)....................  $ 9,554,982    $   825,828
 Interest..........................................    1,543,093        594,488
---------------------------------------------------------------------------------
Total investment income............................   11,098,075      1,420,316
---------------------------------------------------------------------------------
Expenses
 Advisory fee......................................    2,984,990      2,123,588
 Distribution Plan expenses........................    2,108,008        312,561
 Administrative services fees......................      554,317        167,147
 Transfer agent fee................................    1,002,958        162,514
 Trustees' fees and expenses.......................       16,554          6,638
 Printing and postage expenses.....................       61,351         24,134
 Custodian fee.....................................      211,064         49,461
 Registration and filing fees......................       66,555        107,382
 Professional fees.................................       31,784         24,963
 Other.............................................        6,035          4,892
---------------------------------------------------------------------------------
   Total expenses..................................    7,043,616      2,983,280
   Less: Expense reductions........................      (30,146)       (19,713)
         Fee waivers...............................   (2,403,203)      (508,842)
---------------------------------------------------------------------------------
   Net expenses....................................    4,610,267      2,454,725
---------------------------------------------------------------------------------
 Net investment income (loss)......................    6,487,808     (1,034,409)
---------------------------------------------------------------------------------
Net realized and unrealized gains or losses on
 securities and futures contracts
 Net realized gains or losses on:
   Securities......................................   (4,695,415)    38,326,333
   Futures contracts...............................    2,135,170              0
---------------------------------------------------------------------------------
 Net realized gains or losses on securities and
  futures contracts................................   (2,560,245)    38,326,333
---------------------------------------------------------------------------------
 Net change in unrealized gains on securities and
  futures contracts................................   51,274,071      7,296,365
---------------------------------------------------------------------------------
 Net realized and unrealized gains on securities
  and futures contracts............................   48,713,826     45,622,698
---------------------------------------------------------------------------------
 Net increase in net assets resulting from
  operations.......................................  $55,201,634    $44,588,289
---------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                  Equity Funds
                      Statements of Changes in Net Assets
                            Year Ended June 30, 2000

                                                   Equity Index  Special Equity
                                                       Fund           Fund
-------------------------------------------------------------------------------
Operations
 Net investment income (loss)....................  $  6,487,808   $ (1,034,409)
 Net realized gains or losses on securities and
  futures contracts..............................    (2,560,245)    38,326,333
 Net change in unrealized gains on securities and
  futures contracts..............................    51,274,071      7,296,365
-------------------------------------------------------------------------------
   Net increase in net assets resulting from
    operations...................................    55,201,634     44,588,289
-------------------------------------------------------------------------------
Distributions to shareholders from
 Net investment income
   Class I.......................................    (5,942,202)             0
   Class IS......................................      (238,272)             0
   Class A.......................................      (482,496)             0
   Class B.......................................      (303,501)             0
   Class C.......................................       (40,926)             0
 Net realized gains
   Class I.......................................    (3,855,784)   (21,494,234)
   Class IS......................................      (264,381)      (856,226)
   Class A.......................................      (358,623)      (503,264)
   Class B.......................................    (1,092,585)      (545,776)
   Class C.......................................      (131,127)      (362,155)
-------------------------------------------------------------------------------
   Total distributions to shareholders...........   (12,709,897)   (23,761,655)
-------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold.......................   447,773,097    221,703,992
 Payment for shares redeemed.....................  (362,770,305)   (80,061,050)
 Net asset value of shares issued in reinvestment
  of distributions...............................    11,758,653     18,559,619
-------------------------------------------------------------------------------
   Net increase in net assets resulting from
    capital share transactions...................    96,761,445    160,202,561
-------------------------------------------------------------------------------
     Total increase in net assets................   139,253,182    181,029,195
Net assets
 Beginning of period.............................   757,942,140    121,008,952
-------------------------------------------------------------------------------
 End of period...................................  $897,195,322   $302,038,147
-------------------------------------------------------------------------------
Underdistributed (overdistributed) net investment
 income (loss)...................................  $    (26,320)  $     (1,700)
-------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                  Equity Funds
                      Statements of Changes in Net Assets
                            Year Ended June 30, 1999

                                                   Equity Index  Special Equity
                                                       Fund           Fund
-------------------------------------------------------------------------------
Operations
 Net investment income or loss...................  $  5,015,981   $   (293,653)
 Net realized gains on securities and futures
  contracts......................................    19,118,855     17,426,693
 Net change in unrealized gains on securities and
  futures contracts..............................    69,198,431     14,600,653
-------------------------------------------------------------------------------
   Net increase in net assets resulting from
    operations...................................    93,333,267     31,733,693
-------------------------------------------------------------------------------
Distributions to shareholders from
 Net investment income
   Class I.......................................    (4,162,159)             0
   Class IS......................................      (242,056)             0
   Class A.......................................       (80,573)             0
   Class B.......................................       (52,475)             0
   Class C.......................................          (692)             0
 Net realized gains
   Class I.......................................   (17,615,538)    (7,643,649)
   Class IS......................................    (2,041,449)      (298,735)
   Class A.......................................       (10,507)             0
   Class B.......................................       (32,427)             0
-------------------------------------------------------------------------------
   Total distributions to shareholders...........   (24,237,876)    (7,942,384)
-------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold.......................   473,037,440     44,330,181
 Payment for shares redeemed.....................  (136,826,407)   (32,256,122)
 Net asset value of shares issued in reinvestment
  of distributions...............................    22,881,422      7,935,176
-------------------------------------------------------------------------------
   Net increase in net assets resulting from
    capital share transactions...................   359,092,455     20,009,235
-------------------------------------------------------------------------------
     Total increase in net assets................   428,187,846     43,800,544
Net assets
 Beginning of period.............................   329,754,294     77,208,408
-------------------------------------------------------------------------------
 End of period...................................  $757,942,140   $121,008,952
-------------------------------------------------------------------------------
Undistributed (overdistributed) net investment
 income (loss)...................................  $    506,359   $       (322)
-------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                  Equity Funds
                     Combined Notes to Financial Statements

1. ORGANIZATION

The Evergreen Equity Funds consist of Evergreen Equity Index Fund ("Equity In-dex Fund") (formerly, Select Equity Index Fund) and Evergreen Special Equity Fund ("Special Equity Fund") (formerly, Select Special Equity Fund), (collec-tively, the "Funds"). Each Fund is a diversified series of Evergreen Select Eq-uity Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Funds offer Class A, Class B, Class C, Institutional shares ("Class I") and Institutional Service shares ("Class IS"). Class A shares are sold with a maxi-mum front-end sales charge of 4.75%. Class B and Class C shares are sold with-out a front-end sales charge, but pay a higher ongoing distribution fee than Class A. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased after January 1, 1997 will automati-cally convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 follow the conversion rights at the time the shares were initially purchased. Class C shares are sold subject to a 2.00% contingent deferred sales charge payable on shares redeemed within one year after the month of purchase and a 1.00% contingent deferred sales charge if such shares are redeemed within two years after the month of purchase. Class C shares pur-chased prior to February 1, 2000 follow the contingent deferred sales charge schedule at the time the shares were initially purchased. Class I and Class IS shares are sold without a front-end sales charge or contingent deferred sales charge. Class IS shares pay an ongoing service fee. Class I and Class IS shares are sold only to certain institutional shareholders.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
Securities traded on a national securities exchange or included on the Nasdaq National Market System ("NMS") and other securities traded in the over-the-counter market are valued at the last reported sales price on the exchange where the security is primarily traded. Securities traded on an exchange or NMS and other securities traded in the over-the-counter market for which there has been no sale are valued at the mean between the last reported bid and asked price. Securities for which market quotations are not readily available, in-cluding restricted securities, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees.

Mutual fund shares held in a Fund are valued at the net asset value of each mu-tual fund.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held in a segregated account by the custodian on the Fund's behalf. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. Each Fund monitors the adequacy of the collat-eral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commis-sion, the Funds may transfer uninvested cash balances into a joint trading ac-count. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. Futures Contracts
In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts.

The initial margin deposited with a broker when entering into a futures trans-action is subsequently adjusted by daily payments or receipts ("variation mar-gin") as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an il-liquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities.

D. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange; purchases and sales of investments and income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains or losses resulting from changes in foreign currency exchange rates is a component of net unrealized gains or losses on se-curities and foreign currency related transactions. Net realized foreign cur-rency gain or loss on foreign currency related transactions includes foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency related transactions and the differ-ence between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains or losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain or loss on securities.

E. Securities Lending
In order to generate income and to offset expenses, the Funds may lend portfo-lio securities to brokers, dealers and other qualified financial organizations. The Funds' investment adviser will monitor the creditworthiness of such borrow-ers. Loans of securities may not exceed 33 1/3% of a Fund's total assets and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including accrued interest. The Fund monitors the adequacy of the collateral daily and will require the bor-rower to provide additional collateral in the event the value of the collateral falls below 100% of the market value of the securities on loan. While such se-curities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest any cash collateral received in portfolio securities, thereby increasing its return. A Fund will have the right to call any such loan and obtain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities, which occurs during the term of the loan, would affect a Fund and its investors. A Fund may pay fees in con-nection with such loans.

F. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date there-after when the Fund is made aware of the dividend. Foreign income and capital gains realized on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

G. Federal Taxes
The Funds have qualified and intend to continue to qualify as regulated invest-ment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable in-come and net capital gains, if any, to their shareholders. The Funds also in-tend to avoid any excise tax liability by making the required distributions un-der the Code. Accordingly, no provision for federal taxes is required.

H. Distributions
Distributions from net investment income for the Funds are declared and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. To the extent that realized capital gains can be offset by cap-ital loss carryforwards, it is each Fund's policy not to distribute such gains. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. Reclassifications have been made to the Funds' components of net assets to reflect income and gains available for distribution (or avail-able capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net op-erating losses. Earnings and profits distributed to shareholders on redemption of shares was utilized as part of the dividends paid deduction for income tax purposes.

I. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class except, Class I.

3. INVESTMENT ADVISORY AGREEMENTS AND OTHER AFFILIATED TRANSACTIONS

First Union National Bank ("FUNB"), a subsidiary of First Union Corporation ("First Union"), is the investment advisor to the Equity Index Fund and is paid a management fee that is computed and paid daily at an annual rate of 0.32% of the Fund's average daily net assets. Prior to January 3, 2000 the Fund paid FUNB a fee at the annual rate of 0.40% of the Fund's average daily net assets.

Meridian Investment Company ("MIC"), an indirect, wholly owned subsidiary of First Union, serves as the investment advisor to the Special Equity Fund. In return for its services, MIC is paid an annual fee equal to .90% of average daily net assets of the Fund. Prior to January 3, 2000 the Fund paid MIC a fee at the annual rate of 1.00% of the Fund's average daily net assets.

During the year ended June 30, 2000, the amount of investment advisory fees waived or expenses reimbursed by the investment advisors and the impact on each Fund's annualized expense ratio represented as a percentage of its average net assets were as follows:

                                           Fees    % of Average
                                          Waived    Net Assets
                                        -----------------------
         Equity Index Fund............. $2,403,203    0.29%
         Special Equity Fund...........    508,842    0.24%

Evergreen Investment Services ("EIS"), an indirect, wholly owned subsidiary of FUNB, is the administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel. Prior to May 1, 2000, The BISYS Group, Inc. ("BISYS") served as the sub-administrator to the Funds and provided the officers of the Funds. Officers of the Funds and affiliated Trustees re-ceive no compensation directly from the Funds.

For its services, the Funds pay the administrator a fee at the annual rate of 0.10% of each Fund's average daily net assets. The sub-administrator was paid by the administrator out of its fees until the sub-administration agreement with BISYS was terminated on April 30, 2000. Prior to January 3, 2000, the ad-ministrator and sub-administrator for the Funds were entitled to an annual fee based on the combined average daily net assets of all the funds administered by EIS for which First Union or its investment advisory subsidiaries are also the investment advisors. The administration fee was calculated by applying percent-age rates, which started at 0.05% and declined to 0.01% per annum as net assets increased, to the average daily net assets of each Fund. The sub-administration fee was calculated by applying percentage rates, which started at 0.01% and de-clined to 0.004% per annum as net assets increased, to the average daily net assets of each Fund.

During the year ended June 30, 2000, the Funds paid or accrued to EIS the fol-lowing amounts for administrative and sub-administrative services:

                              Administration Sub-Administration
                                   Fee              Fee
                              ---------------------------------
         Equity Index Fund...    $527,051         $27,266
         Special Equity
          Fund...............     161,330           5,817

Evergreen Service Company ("ESC"), an indirect, wholly owned subsidiary of FUNB, is the transfer and dividend disbursing agent for the Funds.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly owned subsidiary of BISYS, serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Fund through "Distribution Plan expenses". Under the Distribu-tion Plans, Class A and Class IS incur distributions fees equal to 0.25% of the average daily net asset of the class, all of which is used to pay for share-holder service fees. Class B and Class C incur distribution fees equal to 1.00% of the average daily net assets of each class. Of this amount, 0.25% is used to pay for shareholder service fees and 0.75% is used to pay for distribution-related costs. Distribution Plan expenses are calculated and paid daily.

During the year ended June 30, 2000, amounts paid or accrued to EDI pursuant to each Fund's Class A, Class B, Class C and Class IS Distribution Plans were as follows:

                                                                 Class
                                   Class A   Class B   Class C    IS
                                   ------------------------------------
         Equity Index Fund........ $147,211 $1,634,402 $255,137 $71,258
         Special Equity Fund......   36,871    154,987  104,008  16,695

With respect to Class B and Class C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts each Fund is per-mitted to pay under the Distribution Plans.

Each of the Distribution Plans may be terminated at any time by vote of the In-dependent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

5. ACQUISITIONS

Effective on the close of business on July 24, 1998, Equity Index Fund and Spe-cial Equity Fund acquired all of the net assets and certain liabilities of the CoreFund Equity Index Fund ("Core Equity Index Fund") and CoreFund Special Eq-uity Fund ("Core Special Equity Fund") (collectively, "CoreFunds"), respective-ly, each an open-end, management investment company, registered under 1940 Act, through an exchange of shares. Shareholders of Class A, Class B and Class Y shares of the CoreFunds became owners of that number of full and fractional shares of Class IS, Class IS and Class I shares, respectively, of Equity Index Fund and Special Equity Fund, having an aggregate net asset value equal to the aggregate net asset value of their CoreFund shares immediately prior to the close of business on July 24, 1998.

The Funds had no operations prior to the acquisition. Since the Funds and the Core Funds were similar funds, and the CoreFunds contributed the majority of the net assets and shareholders, their basis of accounting for assets and lia-bilities and their operating results for prior periods are carried forward as the accounting survivors. CoreFunds Class A and Class Y shares were the prede-cessor share classes to the Fund Class IS and

Class I. As a result of these transactions, shareholders of Core Equity Index Fund, Class B received 43,220 shares of Equity Index Fund, Class IS and share-holders of Core Special Equity Fund, Class B received 22,353 shares of Special Equity Fund, Class IS.

6. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class I, Class IS, Class A, Class B, and Class C Transactions in shares of the Funds were as follows:

Equity Index Fund

                                 Year Ended                 Year Ended
                               June 30, 2000              June 30, 1999*
                          -------------------------  -------------------------
                            Shares       Amount        Shares       Amount
-------------------------------------------------------------------------------
Class I Shares
Shares sold.............   3,854,353  $ 197,217,512   6,042,846  $ 285,769,694
Shares redeemed.........  (5,130,778)  (266,953,367) (2,377,803)  (106,433,062)
Shares issued in
 reinvestment of
 distributions..........     170,171      9,000,233     473,952     20,448,200
-------------------------------------------------------------------------------
Net increase
 (decrease).............  (1,106,254)   (60,735,622)  4,138,995    199,784,832
-------------------------------------------------------------------------------
Class IS Shares
Shares sold.............     109,070      5,755,898     442,280     20,862,310
Shares redeemed.........    (507,648)   (24,104,029)    (65,194)    (6,348,972)
Shares issued in
 reinvestment of
 distributions..........       9,263        488,264      52,714      2,258,939
Shares issued in
 acquisition of CoreFund
 Class B Shares.........          --             --      43,220      2,010,366
-------------------------------------------------------------------------------
Net increase
 (decrease).............    (389,315)   (17,859,867)    473,020     18,782,643
-------------------------------------------------------------------------------
Class A Shares
Shares sold.............   1,367,393     74,486,727   1,148,902     56,545,137
Automatic conversion of
 Class B Shares to Class
 A Shares...............      48,779      2,691,257
Shares redeemed.........    (704,342)   (36,432,072)   (416,523)   (20,942,814)
Shares issued in
 reinvestment of
 distributions..........      15,426        817,672       1,878         90,280
-------------------------------------------------------------------------------
Net increase............     727,256     41,563,584     734,257     35,692,603
-------------------------------------------------------------------------------
Class B Shares
Shares sold.............   2,236,084    117,048,528   2,124,978    104,464,062
Automatic conversion of
 Class B Shares to Class
 A Shares...............     (48,779)    (2,691,257)
Shares redeemed.........    (541,534)   (31,226,942)    (62,624)    (3,100,383)
Shares issued in
 reinvestment of
 distributions..........      24,901      1,314,284       1,812         83,415
-------------------------------------------------------------------------------
Net increase............   1,670,672     84,444,613   2,064,166    101,447,094
-------------------------------------------------------------------------------
Class C Shares
Shares sold.............   1,006,631     53,264,432      67,034      3,385,871
Shares redeemed.........     (76,030)    (4,053,895)        (23)        (1,176)
Shares issued in
 reinvestment of
 distributions..........       2,611        138,200          12            588
-------------------------------------------------------------------------------
Net increase............     933,212     49,348,737      67,023      3,385,283
-------------------------------------------------------------------------------
Net increase............              $  96,761,445              $ 359,092,455
-------------------------------------------------------------------------------

* For the Class A, Class B and Class C periods from November 4, 1998, November 3, 1998 and April 30, 1999 (commencement of class operations) respectively, to June 30, 1999.

Special Equity Fund

                                  Year Ended                Year Ended
                                 June 30, 2000            June 30, 1999
                            ------------------------  -----------------------
                              Shares       Amount       Shares      Amount
------------------------------------------------------------------------------
Class I Shares
Shares sold................  7,415,812  $110,268,925   3,681,321  $43,045,845
Shares redeemed............ (4,802,221)  (67,884,385) (2,831,875) (30,671,560)
Shares issued in
 reinvestment of
 distributions.............  1,218,885    16,635,987     812,275    7,643,511
------------------------------------------------------------------------------
Net increase...............  3,832,476    59,020,527   1,661,721   20,017,796
------------------------------------------------------------------------------
Class IS Shares
Shares sold................    441,785     6,632,358     114,558    1,284,336
Shares redeemed............   (284,897)   (4,239,421)   (146,994)  (1,584,562)
Shares issued in
 reinvestment of
 distributions.............     54,558       730,361      31,295      291,665
------------------------------------------------------------------------------
Net increase (decrease)....    211,446     3,123,298      (1,141)      (8,561)
------------------------------------------------------------------------------
Class A Shares*
Shares sold................  2,421,917    36,355,067          --           --
Shares redeemed............   (193,031)   (2,960,193)         --           --
Shares issued in
 reinvestment of
 distributions.............     29,253       425,298          --           --
------------------------------------------------------------------------------
Net increase...............  2,258,139    33,820,172          --           --
------------------------------------------------------------------------------
Class B Shares*
Shares sold................  2,803,081    42,066,143          --           --
Shares redeemed............   (211,463)   (3,238,744)         --           --
Shares issued in
 reinvestment of
 distributions.............     31,945       461,238          --           --
------------------------------------------------------------------------------
Net increase...............  2,623,563    39,288,637          --           --
------------------------------------------------------------------------------
Class C Shares*
Shares sold................  1,743,304    26,381,499          --           --
Shares redeemed............   (111,965)   (1,738,307)         --           --
Shares issued in
 reinvestment of
 distributions.............     21,234       306,735          --           --
------------------------------------------------------------------------------
Net increase...............  1,652,573    24,949,927          --           --
------------------------------------------------------------------------------
Net increase...............             $160,202,561          --  $20,009,235
------------------------------------------------------------------------------

* For the period from August 30, 1999 (commencement of class operations) to June 30, 2000.

7. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended June 30, 2000:

                                         Cost of     Proceeds
                                        Purchases   from Sales
                                       ------------------------
         Equity Index Fund............ $193,073,869 $97,163,202
         Special Equity Fund..........  465,698,755 329,465,299

At June 30, 2000, the Equity Index Fund had open futures contracts outstanding as follows:

                                         Initial
                                        Contract       Value at      Unrealized
           Expiration     Contracts      Amount      June 30, 2000      Loss
         ----------------------------------------------------------------------
         September 2000   49 S&P 500   $18,278,793    $17,984,225     $294,568

Each Fund loaned securities during the period ended June 30, 2000 to certain brokers who paid the Fund a negotiated lenders' fee. These fees are included in interest income. For the Equity Index Fund, the value of securities on loan and the value of collateral (including accrued interest) amounted to $101,271,728 and $103,537,931, respectively. For the Special Equity Fund, the value of secu-rities on loan and the value of collateral (including accrued interest) amounted to $36,647,049 and $37,303,525, respectively.

On June 30, 2000 the composition of unrealized appreciation and depreciation on securities based on the aggregate cost of securities for federal income tax purposes were as follows:

                                            Gross        Gross         Net
                                          Unrealized   Unrealized   Unrealized
                              Tax Cost   Appreciation Depreciation Appreciation
                            ---------------------------------------------------
         Equity Index
          Fund............. $720,581,711 $316,325,613 $41,092,093  $275,233,520
         Special Equity
          Fund.............  313,762,611   44,636,409  18,885,028    25,751,381

As of June 30, 2000, Equity Index Fund had a capital loss carryover of $581,752 which expires on 6/30/2008.

8. EXPENSE REDUCTIONS

The Funds have entered into expense offset arrangements with ESC and their cus-todian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund's related expenses. The assets deposited with ESC and the custodian under these expense offset arrangements could have been invested in income-producing assets.

                                                   Expense   % of Average
                                                  Reductions  Net Assets
                                                  -----------------------
          Equity Index Fund......................  $30,146       0.00%
          Special Equity Fund....................   19,713       0.00%

9. DEFERRED TRUSTEES' FEES

Each Independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENTS

Certain Evergreen Funds, State Street Bank and Trust Company ("State Street") and The Bank of New York ("BONY") entered into an amended financing agreement on December 22, 1998. Under this agreement, State Street and BONY provided an unsecured credit facility in the aggregate amount of $150 million ($125 million committed and $25 million uncommitted). The credit facility was allocated, un-der the terms of the financing agreement between State Street and BONY. The credit facility was accessed by the Funds for temporary or emergency purposes only and was subject to each Fund's borrowing restrictions. Borrowings under this facility bore interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.065% per annum was incurred on the unused portion of the committed facility, which was allocated to all funds. State Street served as administrative agent and was entitled to a fee of $20,000 per annum which was allocated to all of the funds. This agreement was terminated on July 27, 1999.

On July 27, 1999, certain Evergreen Funds and a group of banks (the "Lenders") entered into a credit agreement. Under this agreement, the Lenders provide an unsecured revolving credit commitment in the aggregate amount of $1.050 bil-lion. The credit facility is allocated, under the terms of the financing agree-ment, among the Lenders. The credit facility is accessed by the Funds for tem-porary or emergency purposes to fund the redemption of their shares or for gen-eral working capital purposes as permitted by each Fund's borrowing restric-tions. Borrowings under this facility bear interest at 0.75% per annum above the Federal Funds rate (1.50% per annum above the Federal Funds rate during the period from and including December 1, 1999 through and including January 31,
2000). A commitment fee of 0.10% per annum is incurred on the average daily un-used portion of the revolving credit commitment. The commitment fee is allo-cated to all funds. For its assistance in arranging this financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $250,000. State Street serves as paying agent for the funds and as paying agent is entitled to a fee of $20,000 per annum which is allocated to all the funds.

During the year ended June 30, 2000, the Funds had no borrowings under these agreements.

11. CONCENTRATION OF RISK

The Funds may invest a substantial portion of assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any industry or sector.

                          Independent Auditors' Report

Board of Trustees and Shareholders
Evergreen Select Equity Trust

We have audited the accompanying statements of assets and liabilities, includ-ing the schedules of investments of the Evergreen Equity Index Fund (formerly Evergreen Select Equity Index Fund) and Evergreen Special Equity Fund (formerly Evergreen Select Special Equity Fund), portfolios of Evergreen Select Equity Trust, as of June 30, 2000, and the related statements of operations for the year then ended, statements of changes in net assets for the years or periods in the two-year period then ended, and the financial highlights for the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our re-sponsibility is to express an opinion on these financial statements and finan-cial highlights based on our audits. The financial highlights for each of the years or periods ended prior to the year ended June 30, 1999 were audited by other auditors whose report, dated August 25, 1998, expressed an unqualified opinion.

We conducted our audits in accordance with auditing standards generally ac-cepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the finan-cial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reason-able basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ever-green Equity Index Fund and Evergreen Special Equity Fund as of June 30, 2000, the results of their operations, changes in their net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.


                                           /s/ KPMG LLP


Boston, Massachusetts
August 11, 2000

                       Additional Information (unaudited)

FEDERAL TAX STATUS OF DISTRIBUTIONS

Pursuant to section 852 of the Internal Revenue Code, the Funds have designated the following amounts as long-term capital gain distributions for the year ended June 30, 2000.

                                                     Aggregate  Per share
                                                     ---------- ---------
         Equity Index Fund.......................... $4,048,733  $0.254
         Special Equity Fund........................  3,165,970   0.290

For corporate shareholders, the following percentages of ordinary income divi-dends paid during the fiscal year ended June 30, 2000 qualified for the divi-dends received deductions.

         Equity Index Fund......................................... 94.72%
         Special Equity Fund.......................................  2.63

Evergreen Select Funds

Money Market
Money Market Fund
Treasury Money Market Fund
100% Treasury Money Market Fund
Municipal Money Market Fund
U.S. Government Money Market Fund

Municipal Fixed
Income
Intermediate Term Municipal Bond Fund

Taxable Fixed
Income
International Bond Fund
Total Return Bond Fund
Income Plus Fund
Core Bond Fund
Fixed Income Fund
Adjustable Rate Fund
Limited Duration Fund

Growth and Income/
Balanced
Equity Income Fund
Balanced Fund

Growth
Special Equity Fund
Small Cap Growth Fund
Secular Growth Fund
Strategic Growth Fund
Core Equity Fund
Equity Index Fund
Strategic Value Fund

58885                                                      555723         8/2000

                                                               --------------
                                                                 BULK RATE
                                                                U.S. POSTAGE
                                                                    PAID
                                                                PERMIT NO. 19
[LOGO OF EVERGREEN FUNDS]                                        HUDSON, MA
                                                               --------------

200 Berkeley Street
Boston MA 02116